   As filed with the Securities and Exchange Commission on February 21, 1997

                     Investment Company Act File No. 811-_____

                       Securities Act File No. 33-______
      ___________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                             _____________________

                                   FORM N-2

                       (CHECK APPROPRIATE BOX OR BOXES)

[X]       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]            Pre-Effective Amendment No._______________
[ ]            Post-Effective Amendment No.______________
                                    and/or
[X]       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                             _____________________

                      LEVCO ZERO COUPON/PUT FUND I, L.P.
              (Exact name of Registrant as specified in Charter)

                             One Rockefeller Plaza
                                  25th Floor
                           New York, New York 10020
                   (Address of principal executive offices)

      Registrant's Telephone Number, including Area Code: (212) 332-8400

                             _____________________

                              NORRIS NISSIM, ESQ.
                           John A. Levin & Co., Inc.
                             One Rockefeller Plaza
                                  25th Floor
                           New York, New York 10020
                    (Name and address of agent for service)

                                   Copy  to:
                           KENNETH S. GERSTEIN, ESQ.
                           Schulte Roth & Zabel LLP
                               900 Third Avenue
                           New York, New York 10022

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

          [X]  when declared effective pursuant to section 8 (c)

Registrant hereby amends the Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

-----------------------------------------------------------------------------------------------

                                             Proposed          Proposed
                                             Maximum           Maximum
Title of Securities     Amount Being      Offering Price      Aggregate           Amount of
 Being Registered       Registered*         Per Unit*       Offering Price     Registration Fee
-----------------------------------------------------------------------------------------------
Limited Partnership                                          $25,000,000          $7,575.76
Interests

              ---------------------------------------------------






---------------------------
* Registrant is registering limited partnership interests. Accordingly, the amount of shares being registered and the offering price per unit are inapplicable.

                                    FORM N-2

                       LEVCO ZERO COUPON/PUT FUND I, L.P.

                             CROSS REFERENCE SHEET

                            Pursuant to Rule 495(a)


  PART A
ITEM NUMBER            CAPTION                      PROSPECTUS CAPTION
-----------            -------                      ------------------

    1.       Outside Front Cover          Outside Front Cover of Prospectus

    2.       Inside Front and Outside     Outside Front Cover of Prospectus
             Back Cover Page

    3.       Fee Table and Synopsis       Summary of Fees and Expenses;
                                          Prospectus Summary; Fees and
                                          Expenses; Capital Accounts and
                                          Allocations - Incentive Allocation

    4.       Financial Highlights         Not Applicable

    5.       Plan of Distribution         Distributions to Limited Partners

    6.       Selling Shareholders         Not Applicable

    7.       Use of Proceeds              Prospectus Summary; The Fund;
                                          Investment Objective and Policies

    8.       General Description of the   Prospectus Summary; The Fund;
             Registrant                   Investment Objective and Policies;
                                          Investment Restrictions; Risk
                                          Considerations

    9.       Management                   Prospectus Summary; The Fund;
                                          Brokerage Transactions; Management of
                                          the Fund; Fees and Expenses; Capital
                                          Accounts and Allocations - Incentive
                                          Allocation; Summary of Partnership
                                          Agreement; Additional Information

  PART A
ITEM NUMBER            CAPTION                      PROSPECTUS CAPTION
-----------            -------                      ------------------

    10.      Capital Stock, Long-Term     Prospectus Summary; The Fund;
             Debt, and Other Securities   Subscriptions for Interests;
                                          Redemptions and Transfer of
                                          Interests; Capital Accounts and
                                          Allocations; Taxation; Summary of
                                          Partnership Agreement

    11.      Defaults and Arrears on      Not Applicable
             Senior Securities

    12.      Legal Proceedings            Not Applicable

    13.      Table of Contents of the     Not Applicable
             Statement of Additional
             Information

  PART B
ITEM NUMBER            CAPTION                      PROSPECTUS CAPTION*
-----------            -------                      -------------------
    14.      Cover Page                   Not Applicable

    15.      Table of Contents            Not Applicable

    16.      General Information and      Not Applicable
             History

    17.      Investment Objective and     Prospectus Summary; The Fund;
             Policies                     Investment Objective and Policies;
                                          Investment Restrictions; Risk
                                          Considerations; Brokerage Transactions

    18.      Management                   Prospectus Summary; Management of the
                                          Fund

    19.      Control Persons and          Additional Information - Control
             Principal Holders of         Person
             Securities

--------------------------

* The prospectus contains all of the information required to be contained in the Statement of Additional Information ("SAI"). Therefore, there is no SAI.

  PART B
ITEM NUMBER            CAPTION                      PROSPECTUS CAPTION*
-----------            -------                      -------------------
    20.      Investment Advisory and      Prospectus Summary; Management of the
             Other Services               Fund; Fees and Expenses; Capital
                                          Accounts and Allocations - Incentive
                                          Allocation; Summary of Partnership
                                          Agreement

    21.      Brokerage Allocation and     Brokerage Transactions
             Other Practices

    22.      Tax Status                   Prospectus Summary; Taxation

    23.      Financial Statements         Because Registrant has no assets,
                                          financial statements are omitted.

--------------------------

* The prospectus contains all of the information required to be contained in the Statement of Additional Information ("SAI"). Therefore, there is no SAI.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


      PRELIMINARY PROSPECTUS -- SUBJECT TO COMPLETION -- FEBRUARY 21, 1997

                       LEVCO ZERO COUPON/PUT FUND I, L.P.
                      (SEPTEMBER 30, 1998 REDEMPTION DATE)

                       One Rockefeller Plaza (25th Floor)
                           New York, New York  10020
                                 (212) 332-8400

          LEVCO Zero Coupon/Put Fund I, L.P. (the "Fund") ([September 30, 1998] Redemption Date) is a newly formed non-diversified, closed-end management investment company. The investment objective of the Fund is to seek capital appreciation from declines in U.S. stock market prices generally, and in the prices of stocks of domestic issuers in particular market sectors, that may occur during the period [April 1, 1997] through [September 30, 1998] (the "Redemption Date"), while seeking to preserve capital in the event such prices increase during that period. The Fund will pursue its objective primarily by purchasing listed and over-the-counter put options on stock indices and groups of stocks, which offer the opportunity for capital appreciation based on declines in the values of the indices and the prices of the stocks underlying the options, and by investing a significant portion of its assets in short-term U.S. government securities maturing on or shortly before the Redemption Date. See "INVESTMENT OBJECTIVE AND POLICIES." On or shortly before the Redemption Date, the Fund's investments will be liquidated and its assets will be distributed to investors. By holding its investments in U.S. government securities to maturity, the Fund expects that the value of an investment in the Fund on the Redemption Date will not be less than its initial value. There can be no assurance that the value of an investment in the Fund on the Redemption Date will not be less than its initial value or that the Fund will achieve its investment objective.

          John A. Levin & Co., Inc. (the "Adviser"), an indirect, wholly-owned subsidiary of Baker, Fentress & Company, serves as the investment adviser of the Fund. See "MANAGEMENT OF THE FUND-The Adviser." Its subsidiary, LEVCO GP, INC. (the "Manager"), serves as the Fund's Corporate General Partner.

          An aggregate of $25 million of limited partnership interests in the Fund ("Interests") are being offered for sale to eligible investors by LEVCO Securities, Inc., which serves as the distributor of Interests (the "Distributor"). The minimum investment in the Fund by an investor is $250,000. Interests may be purchased through the Distributor or through selected securities dealers and other financial institutions. A sales commission of 1% of the amount invested will generally be charged by the Distributor and paid to selling dealers and financial institutions. Securities dealers and other financial institutions will also receive certain other compensation. See "SUBSCRIPTIONS FOR INTERESTS." The offering of Interests being made by this Prospectus (the "Offering") will close on [April 1, 1997] or such later date not more than 30 days thereafter as may be determined by the Fund (the "Closing Date"). Subscriptions for Interests, together with cleared funds in the full amount of an investor's subscription, must be received by Lehman Brothers Inc., as escrow agent for the Fund, not later than [_] days prior to the Closing Date. All subscriptions are subject to acceptance by the Manager. See "SUBSCRIPTIONS FOR INTERESTS." In the event that the Distributor does not receive by the Closing Date acceptable subscriptions for an aggregate of at least $25 million of Interests, the Offering will be terminated and the subscription amounts will be returned to investors, together with interest.

          Interests will be redeemed automatically as of the Redemption Date. Interests are not otherwise redeemable, are subject to significant transfer restrictions and will not be traded on any securities exchange or other market. See "REDEMPTIONS AND TRANSFERS OF INTERESTS." AN INVESTMENT IN THE FUND WILL BE ILLIQUID UNTIL THE REDEMPTION DATE, AND INVESTORS MUST BE WILLING AND ABLE TO BEAR THE RISKS OF AN INVESTMENT IN THE FUND UNTIL SUCH DATE.

          An investment in the Fund involves certain risks. See "RISK CONSIDERATIONS." Also, in addition to certain fees and expenses of the type normally paid by closed-end investment companies and indirectly borne by their shareholders, the Manager will be entitled to an incentive allocation equal to 20% of the amount, if any, by which the value, as of the Redemption Date, of each investor's capital account, plus the amount of any distributions made to the investor, exceeds the amount of such investor's initial investment in the Fund (the "Incentive Allocation"). The Incentive Allocation will be debited against the capital accounts of investors as of the Redemption Date.

               ________________________________________________

          INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE. THIS PROSPECTUS CONTAINS ALL OF THE INFORMATION REQUIRED TO BE CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------
                               Sales Commissions            Proceeds to Fund*
       Price to Public     (as % of Offering Price)
--------------------------------------------------------------------------------
Per Share                                                  Not Applicable
       Not applicable              1%
--------------------------------------------------------------------------------
Total                                                        $24,750,000
       $25,000,000              $250,000
--------------------------------------------------------------------------------

*Before deduction of offering expenses payable by the Fund, estimated at $_____. These costs will be reflected as a reduction of the initial net assets of the Fund.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          The date of this Prospectus is _____________, 1997.

                            LEVCO Securities, Inc.

                                  Distributor

                          SUMMARY OF FEES AND EXPENSES

          The following table shows the estimated fees and expenses that will be borne by investors in the Fund.

Shareholder Transaction Expenses

          Maximum Sales Commission (as a percentage of offering price)... 1%

Annual Expenses (as a percentage of net assets)

          Management Fee................................................. 0.25%
          Other Expenses................................................. ____%

          Total.......................................................... ____%*

--------------------------------------------------------------------------------
            Example                                 1 Year          Life of Fund
--------------------------------------------------------------------------------
You would pay the following expenses on a $1,000
investment, assuming a 5% annual return:            $______         $________**

* In addition to the expenses shown in the table, an incentive allocation may be debited against the capital accounts of investors as of the Redemption Date. The Manager will be entitled to an incentive allocation equal to 20% of the amount, if any, by which the value as of the Redemption Date of each investor's capital account plus the amount of any distributions received by the investor exceeds the amount of such investor's initial investment in the Fund. Under certain limited circumstances, an incentive allocation may be made prior to the Redemption Date. See "CAPITAL ACCOUNTS AND ALLOCATIONS - Incentive Allocation".

** The incentive allocation described in the note above has been treated as an expense for purposes of this example, and would amount to $______ of the $______ of "Life of Fund" expenses.

          The purpose of the foregoing table and example is to assist investors in understanding the various costs, expenses and allocations that an investor in the Fund will bear directly or indirectly. Expenses shown are estimated expenses for the Fund's first year of operations and assume that assets of $25 million will be raised in the Offering. Actual expenses will vary and may be greater or less than those shown. The 5% annual return used in the table is an assumed rate of total return which is required to be used in accordance with rules adopted by the Securities and Exchange Commission. The example assumes expenses as shown in the table. Because the Fund does not intend to make regular, periodic distributions of income or any net gains to investors or to permit reinvestment of any distributions, the example does not reflect the effect of any reinvestment of distributions. No assurance can be given that the Fund's annual return will equal that assumed in the example.

                               PROSPECTUS SUMMARY

          The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus and by the terms and conditions of the Limited Partnership Agreement of LEVCO Zero Coupon/Put Fund I, L.P. (the "Partnership Agreement"), each of which should be read carefully before investing and retained for future reference.

The Fund LEVCO Zero Coupon/Put Fund I, L.P. (the "Fund") (September 30, 1998 Redemption
                                       Date) is a newly formed Delaware limited partnership which is registered under the Investment Company Act of 1940 (the "1940 Act") as a closed-end, non-diversified, management investment company.

                                       The Fund is a specialized investment
                                       vehicle that, in certain respects, is
                                       similar to an unregistered private
                                       investment partnership. For example,
                                       limited partnership interests in the Fund
                                       ("Interests") are being offered only to
                                       high net worth individual and
                                       institutional investors willing to invest at least $250,000 and are subject to significant restrictions on transfer. In addition, the capital accounts of investors will be subject to both asset-based charges in the amount of their pro rata shares of the Fund's fees and expenses, as well as a performance-based incentive allocation (the "Incentive Allocation"). Unlike private investment partnerships, however, the Fund and Interests are being registered under the 1940 Act and the Securities Act of 1933, respectively, to enable Interests to be offered publicly to and held by an unlimited number of investors.

                                       Investors purchasing Interests in the
                                       offering being made by the Prospectus
                                       (the "Offering") will become limited
                                       partners of the Fund ("Limited Partners" and, together with the Corporate General Partner and the Individual General Partners of the Fund, "Partners").

Investment Objective
and Policies                           The Fund's investment objective is to
                                       seek capital appreciation from declines
                                       in U.S. stock market prices generally,
                                       and in the prices of stocks of domestic
                                       issuers in particular market sectors,
                                       that may occur during the period [April
                                       1, 1997] through [September 30, 1998]

                                       (the "Redemption Date"), while seeking to preserve capital in the event such prices increase during that period. The Fund will pursue its objective primarily by purchasing listed and over-the-counter put options on stock indices and groups of stocks, which offer the opportunity for capital appreciation in the event of a decline in the prices of the indices and stocks underlying the options, and by investing in short-term debt obligations issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government ("U.S. Government Securities") maturing on or shortly before the Redemption Date. See "INVESTMENT OBJECTIVE AND POLICIES." The Fund will invest in and intends to hold U.S. Government Securities, primarily zero coupon obligations, having an aggregate maturity value approximately equal to the aggregate initial value of Interests sold to investors in the Offering. The balance of the Fund's assets will be invested in options and money market instruments. Substantially all of the Fund's assets will consist of zero coupon U.S. Government Securities (including receipts representing interests in such securities) and put options, absent unusual market conditions.

                                       Approximately 85% to 95% of the value of the Fund's net assets will initially be invested in short-term U.S. Government Securities. By holding these investments to maturity, the Fund expects that the value of Interests on the Redemption Date will not be less than their initial value. However, there can be no assurance that, on the Redemption Date, Interests will not be less than their initial value. Any capital appreciation will be obtained primarily from investments and trading in options. On or shortly before the Redemption Date, the Fund's investments will be liquidated. Interests will be redeemed automatically as of the Redemption Date and the amount owed by the Fund in connection with such redemptions will promptly be distributed to Limited Partners.

                                       The Fund will seek capital appreciation
                                       by purchasing and trading put options on U.S. stock indices, and put options on groups of stocks of domestic issuers in particular market sectors, which options will generally increase in value in the event of a decline in the value of the indices or the prices of the stocks underlying the options. The Fund may also sell (or write) put options and purchase call options to lock-in gains on existing options positions or to hedge those positions. Options purchased and sold by the Fund may include customized options on "baskets" (or specified groups) of stocks.

                                       Although the Fund expects to hold its
                                       investments in U.S. Government Securities to maturity, its options positions will be actively traded with the goal of obtaining capital appreciation. Such trading will result in the Fund incurring greater brokerage commissions than would be the case if the Fund followed a less active, long-term trading strategy. If successful, such trading will result in the realization of gains which will be taxable to investors annually and a significant portion of which may be short-term capital gains. See "TAXATION."

                                       For liquidity purposes, to protect
                                       profits, or for temporary purposes during periods of rising markets, the Fund may invest without limit in high quality money market instruments. In addition, the Fund may invest in such instruments and securities for cash management purposes, pending investment in accordance with the Fund's objectives and policies, and to generate income to meet operating expenses.

Risk Factors                           The Fund's investment program involves
                                       certain risks, and there can be no
                                       assurance that the Fund's investment
                                       objective will be achieved. See "RISK
                                       CONSIDERATIONS."

                                       The Fund's investment characteristics
                                       differ significantly from those of most
                                       other investment funds because the Fund
                                       will seek appreciation from declines in
                                       stock market prices generally and in the prices of stocks of issuers in particular market sectors. Because during most 18 month periods concluding since October 1982 (and every 18 month period since February 1991), the U.S. stock market performance, as measured by broad-based indices such as the S&P 500 Index, has been positive, the Fund's investment approach as it relates to options involves significant risk. However, through its investments in short-term U.S. Government Securities, the Fund will seek to assure that the value of its portfolio as of the Redemption Date will not be less than its initial value.

                                       Transactions in options entail certain
                                       risks which should be considered by
                                       prospective investors. Certain over-the-counter options may be illiquid, in which case the Fund may not be able to close out its position or may be able to do so only at an unfavorable price. See "RISK CONSIDERATIONS" and "INVESTMENT OBJECTIVE AND POLICIES - Options Transactions - Risks of Options."

                                       As a non-diversified investment company, there are no percentage limitations on the portion of the Fund's assets that may be invested in the securities of any one issuer. The Fund may also concentrate its option investments in options on the stocks of companies within one or more particular market sectors. Due to these policies, the investment portfolio of the Fund may be subject to greater risk and volatility than would be the case if investments were made in a broader range of issuers and market sectors.

                                       The Incentive Allocation that may be
                                       debited against the capital account of
                                       each Limited Partner may create an
                                       incentive for the Adviser to make
                                       investments for the Fund that are riskier or more speculative than would be the case in the absence of the Incentive Allocation. Depending on the Fund's investment performance, the Incentive Allocation may also result in Limited Partners bearing aggregate fees, expenses and charges that are higher than those typically borne by investors in closed-end investment companies, but which are comparable to those borne by investors in private investment partnerships.

                                       There are special tax risks associated
                                       with an investment in the Fund. See
                                       "PROSPECTUS SUMMARY -Taxation".

                                       Interests will be redeemed automatically as of the Redemption Date. However, Interests are not redeemable prior to such date and will be subject to significant restrictions on transfer. In addition, Interests will not be traded on any securities exchange or other market. AN INVESTMENT IN THE FUND WILL BE ILLIQUID UNTIL THE REDEMPTION DATE (SEPTEMBER 30, 1998), AND INVESTORS MUST BE WILLING AND ABLE TO BEAR THE RISKS OF AN INVESTMENT IN THE FUND UNTIL SUCH DATE. See "PROSPECTUS SUMMARY - Transfer Restrictions".

Management of the Fund                 Investment advice will be provided to the
                                       Fund by John A. Levin & Co., Inc. (the
                                       "Adviser"). In addition, the Adviser is
                                       responsible for providing administrative services to the Fund, managing the Fund's day-to-day business affairs, maintaining the Fund's books and records, and providing such office space, personnel and other facilities to the Fund as may be required in connection with the Fund's operations. The Adviser is a registered investment adviser and an indirect, wholly-owned subsidiary of Baker,
                                       Fentress & Company ("Baker, Fentress"), a closed-end investment company listed on the New York Stock Exchange. Aggregate assets under management exceed $6 billion. The Adviser was established in 1982 and, together with its affiliates, currently provides investment advisory services to a variety of clients, including individuals and their related trusts and charitable organizations, pooled funds and investment partnerships, endowments, and pension and profit-sharing plans. Certain of the Adviser's clients may have investment objectives similar to those of the Fund. See
                                       "MANAGEMENT OF THE FUND - The Adviser."

                                       A subsidiary of the Adviser, LEVCO GP,
                                       Inc. (the "Manager"), is the Corporate
                                       General Partner of the Fund and will
                                       receive any Incentive Allocation that is debited against the capital accounts of Limited Partners. At its own expense, the Adviser may retain other organizations, including its affiliates, to provide certain of the administrative services required to be provided to the Fund.

                                       Ultimate responsibility over the affairs of the Fund is vested in the Fund's five individual General Partners (the "Individual General Partners").

Fees and Expenses                      The Fund will pay a monthly management
                                       fee to the Adviser computed at the annual rate of 0.25% of the value of the Fund's month end net assets. See "MANAGEMENT OF
                                       THE FUND - The Adviser." The Fund will
                                       also bear all other fees and expenses
                                       incurred in connection with its
                                       operations. See "FEES AND EXPENSES."

Allocation of Profit and Loss          The net profits or net losses of the Fund
                                       (including, without limitation, net
                                       realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) will be allocated among and credited to or debited against the capital accounts of Limited Partners at the end of each fiscal period in accordance with their respective partnership percentages for such period. Each Limited Partner's partnership percentage will be determined by dividing, as of the start of a fiscal period, the balance of the Limited
                                       Partner's capital account by the sum of
                                       the balances of the capital accounts of
                                       all Partners.

Incentive Allocation                   As of the Redemption Date, an Incentive
                                       Allocation will be debited against the
                                       capital accounts of the Limited Partners and credited to the capital account of the Manager in an amount equal to 20% of the amount, if any, by which the value, as of the Redemption Date, of each Limited Partner's capital account plus the amount of any distributions to the Limited Partner exceeds the amount of such Limited Partner's initial investment in the Fund. See "CAPITAL ACCOUNTS AND
                                       ALLOCATIONS - Incentive Allocation; and
                                       Allocations for Income Tax Purposes."

The Offering                           An aggregate of $25 million of Interests
                                       are being offered for sale to investors
                                       in the Offering by LEVCO Securities,
                                       Inc., as the Fund's distributor (the
                                       "Distributor"). Interests may be
                                       purchased through the Distributor, or
                                       through securities dealers and other
                                       financial institutions which have entered into selling agreements with the
                                       Distributor. A sales commission of 1% of the amount invested will be charged by the

                                       Distributor and paid to selling dealers
                                       and financial institutions. This sales
                                       commission will be waived under certain
                                       circumstances. See "SUBSCRIPTIONS FOR
                                       INTERESTS." The Manager will pay
                                       securities dealers and other financial
                                       institutions that sell Interests up to
                                       25% of any Incentive Allocation received by the Manager that is attributable to Limited Partners who are their customers.

                                       The Offering will end on [April 1, 1997], or on such later date not more than 30 days thereafter as may be determined by the Fund (the "Closing Date"). Interests will not be offered after completion of the Offering. In the event that the Distributor does not receive by the Closing Date acceptable subscriptions for an aggregate of at least $25 million of Interests (the "Minimum Subscription Amount"), the Offering will be terminated and the subscription amounts will be returned to investors, together with interest.

                                       If subscriptions in the Minimum
                                       Subscription Amount are received and
                                       accepted by the Closing Date, Interests
                                       will be issued as of such date to all
                                       investors whose subscriptions have been
                                       accepted. All subscriptions for Interests are subject to acceptance by the Manager, and any subscription may be rejected in whole or in part by the Manager. The Fund may, in its sole discretion, suspend the Offering at any time or increase the aggregate amount of Interests being offered. Net proceeds received by the Fund from the sale of Interests will be used by the Fund in its investment program.

Subscriptions for Interests            Subscriptions for Interests by eligible
                                       investors must be received by Lehman
                                       Brothers Inc., as escrow agent for the
                                       Fund, not later than [______] days prior to the Closing Date, accompanied by cleared funds in the full amount of the subscription. The minimum investment in the Fund by any investor is $250,000.
                                       However, the Fund may waive this minimum in special circumstances. See
                                       "SUBSCRIPTIONS FOR INTERESTS."

Eligible Investors                     Interests in the Fund will be sold only
                                       to investors who certify that they (as
                                       well as each of the investor's beneficial owners under certain circumstances) have a net worth, immediately prior to the time of subscription, of at least $1 million. Investors will also be required to satisfy certain additional eligibility requirements.

Distributions                          The Fund does not intend to make regular,
                                       periodic distributions of its net income or gains, if any, to Limited Partners.
                                       However, distributions may be made to
                                       Limited Partners, in the sole discretion of the Individual General Partners, when and if the Fund has cumulative net realized gains exceeding 20% of the initial net assets of the Fund. Limited
                                       Partners will be required each year to
                                       pay applicable Federal and state income
                                       taxes on their share of the Fund's
                                       taxable income, including original issue discount accrued for such year on zero coupon obligations held by the Fund, and net gains from the Fund's transactions in options, regardless of whether distributions are made. If distributions are not made, any such taxes will have to be paid by Limited Partners from other sources. See "DISTRIBUTIONS TO LIMITED
                                       PARTNERS."

Transfer and Withdrawal
Restrictions                           An Interest in the Fund may be
                                       transferred by a Limited Partner only:
                                       (i) by operation of law pursuant to the
                                       death, bankruptcy, insolvency or
                                       dissolution of the Limited Partner; or
                                       (ii) with the written consent of the
                                       Manager (which may be withheld in its
                                       sole and absolute discretion and is
                                       expected to be granted, if at all, only
                                       under extenuating circumstances) in
                                       connection with a transfer to an entity
                                       that does not result in a change of
                                       beneficial ownership. However, any
                                       permitted transferees will not be allowed to become substituted Limited Partners in the Fund without the consent of the Manager, which may be withheld in its sole and absolute discretion.

                                       Interests will be redeemed automatically as of the Redemption Date, absent unusual circumstances. Prior to such date, no Limited Partner will have the right to require the Fund to redeem such person's Interest. In addition, the Fund does not intend to make offers to repurchase Interests, and Interests will not be traded on any securities exchange or other market.

                                       FOR THESE VARIOUS REASONS, AN INVESTMENT
                                       IN THE FUND WILL BE ILLIQUID UNTIL THE
                                       REDEMPTION DATE AND

                                       INVESTORS MUST BE WILLING AND ABLE TO
                                       BEAR THE RISKS OF AN INVESTMENT IN THE
                                       FUND UNTIL SUCH DATE.

Taxation Counsel to the Fund will render an opinion that the Fund will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Fund will also render its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Limited Partner will be required to report on its own annual tax return such Limited Partner's distributive share of the Fund's taxable income or loss.

                                       If it were determined that the Fund
                                       should be treated as an association or a publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise), the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends.

ERISA Plans and
Other Tax Exempt Entities              Investors subject to the Employee
                                       Retirement Income Security Act of 1974,
                                       as amended ("ERISA"), and other tax-
                                       exempt entities (each a "tax-exempt
                                       entity") may purchase Interests with the approval of the Manager. Although the Fund may borrow money for certain limited purposes (e.g., as a temporary measure for extraordinary or emergency purposes), the Fund does not expect to incur any borrowings. Therefore, it is not expected that tax-exempt entities which purchase
                                       Interests will realize any "unrelated
                                       business taxable income" with respect to which they would be subject to Federal income tax. See "ERISA CONSIDERATIONS."

                                       Investment in the Fund by tax-exempt
                                       entities requires special considerations and may not be appropriate for certain types of such entities. Trustees or administrators of such entities are urged to carefully review the matters discussed in this Prospectus.

Term In general, Interests in the Fund will be redeemed automatically on the earlier of [September 30, 1998] or the date the Fund is otherwise terminated under the terms of the Partnership Agreement.

Reports to Partners                    The Fund will furnish Limited Partners as
                                       soon as practicable after the end of each taxable year such information as is necessary for them to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will also send Limited Partners a semi-annual report and an audited annual report generally within 60 days after the close of the period for which it is being made, and monthly reports summarizing the Fund's investment performance.

Fiscal Year                            The Fund's fiscal year ends on December
                                       31. The first fiscal year of the
                                       Partnership will commence on the Closing
                                       Date and will end on December 31, 1997.

                                   THE FUND

          LEVCO Zero Coupon/Put Fund I, L.P. (the "Fund") (September 30, 1998 Redemption Date) is a Delaware limited partnership that was organized on January 30, 1997, and is registered as a non-diversified, closed-end investment company under the Investment Company Act of 1940 (the "1940 Act"). John A. Levin & Co., Inc. serves as the Fund's investment adviser (the "Adviser"). The Fund is designed for use by professional money managers for accounts they manage, and for use by other sophisticated investors, as an investment alternative offering the opportunity for capital appreciation in the event of a general stock market decline (or "bear market"). An investment in the Fund should be used to achieve a specialized type of investment exposure within a broader investment program.

          Although registered under the 1940 Act, the Fund is similar in certain respects to an unregistered private investment partnership. Limited partnership interests in the Fund ("Interests") are being offered only to high net worth individual and institutional investors willing to invest at least $250,000, and are subject to significant restrictions on transfer. See "SUBSCRIPTIONS FOR INTERESTS." In addition, the capital accounts of investors will be subject to both asset-based charges in the amount of their pro rata shares of the Fund's fees and expenses, as well as a performance-based incentive allocation (the "Incentive Allocation"). See "CAPITAL ACCOUNTS AND ALLOCATIONS - Incentive Allocation." Unlike unregistered investment partnerships, the Fund and Interests are being registered under the 1940 Act and the Securities Act of 1933, respectively, to enable Interests to be offered publicly to and held by an unlimited number of investors.

          Investors purchasing Interests pursuant to the offering being made by this Prospectus will become limited partners of the Fund ("Limited Partners"). LEVCO GP, Inc. (the "Manager"), a subsidiary of the Adviser, serves as the Fund's Corporate General Partner. The Fund also has five Individual General Partners. (The Limited Partners, the Manager and the Individual General Partners are collectively referred to as the "Partners.")

                       INVESTMENT OBJECTIVE AND POLICIES

          The investment objective of the Fund is to seek capital appreciation from declines in U.S. stock market prices generally, and in the prices of stocks of domestic issuers in particular market sectors, that may occur during the period [April 1, 1997] through [September 30, 1998] (the "Redemption Date"), while seeking to preserve capital in the event such prices increase during that period. The Fund will pursue its objective primarily by purchasing listed and over-the-counter put options on stock indices and groups of stocks, and by investing a significant portion of its assets in short-term debt obligations issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government ("U.S. Government Securities") maturing on or shortly before the Redemption Date. The purchase of put options offers an opportunity for capital appreciation based on declines in the values of U.S. stock indices and in the prices of stocks of domestic issuers within particular market sectors. Through its investments in U.S. Government Securities maturing on or shortly before the Redemption Date, the Fund will seek to protect the value of Interests against any decline in value resulting from its options investments. Absent unusual market conditions, substantially all of the assets of the Fund will consist of "zero coupon" U.S. Government Securities (including receipts representing interests in such securities) and put options.

          Approximately 85% to 95% of the value of the Fund's net assets will initially be invested in U.S. Government Securities. By holding these investments to maturity, the Fund expects that the value of Interests on the Redemption Date will not be less than their initial value. Any capital appreciation will be derived primarily from investments in options. However, there can be no assurance that on the Redemption Date Interests will not be less than their initial value.

          The Fund will seek capital appreciation primarily by purchasing and trading put options on U.S. stock indices and on groups of stocks of domestic issuers in particular market sectors. These options will generally increase in value in the event of a decline in the values of the indices or the prices of the stocks underlying the options. If the values of the underlying indices or the prices of the underlying stocks increase, however, the Fund will incur losses on its investments in put options. The Fund may also sell (or write) put options and purchase call options to lock-in gains on existing options positions or to hedge its options positions. See "Options Transactions."

          Because the Fund pursues an investment approach under which it seeks appreciation from declines in securities prices, the risk characteristics of an investment in the Fund are significantly different from those of most other investment funds which generally seek appreciation from increases in securities prices by holding long positions in equity securities. This investment approach as it relates to options involves a significant risk because during most 18 month periods concluding since October 1982 (and every 18 month period since February 1991), stock market performance, as measured by broad-based indices such as the S&P 500 Index, has been positive. However, through its investments in short-term U.S. Government Securities, the Fund will seek to assure that the value of its portfolio as of the Redemption Date will not be less than its initial value. The amount of gains or losses resulting from the Fund's investment strategy will be affected by the premiums or amounts in lieu of dividends or interest the Fund pays or receives in connection with its options transactions.

          In addition, for liquidity purposes, to protect profits, or for temporary purposes during periods of rising markets, the Fund may invest without limit in high quality money market instruments. The Fund also may invest in such instruments and securities for cash management purposes, pending investment in accordance with the Fund's objectives and policies, and to generate income to meet operating expenses.

          The Fund's investment objective may not be changed without the affirmative vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the Fund. Except as otherwise noted, all investment policies and investment restrictions of the Fund may be changed by the Individual General Partners of the Fund without the approval of the Limited Partners. See "INVESTMENT RESTRICTIONS."

OPTIONS TRANSACTIONS
--------------------

          The Fund will purchase exchange listed and over-the-counter put options on U.S. stock indices and on groups of stocks of domestic issuers in particular market sectors. In addition, the Fund may sell (or write) put options and purchase call options on such stock indices and groups of stocks to lock-in gains on or to hedge its options positions. There is no requirement that the Fund hedge its positions.

          Stock Index Options. A stock index fluctuates with movements in the market values of the stocks comprising the index. Options on stock indices grant the holder a right to receive an amount of cash upon exercise of the option. In the case of a put option purchased by the Fund, receipt of this cash amount requires that the closing level of the stock index upon which the option is based be less than the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to deliver this amount to the purchaser. Unlike options on groups of securities, which are discussed below, all settlements of exchange listed stock index options transactions are in cash.

          Certain of the stock index options in which the Fund may invest are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index. Other of the stock options in which the Fund may invest are based on a narrower index, such as the Philadelphia Stock Exchange Over-the-Counter Index. Currently, options are traded on the Chicago Board Options Exchange, the AMEX, and other securities exchanges.
Limits are generally imposed by exchanges on the maximum number of put options on the same index that a single investor may buy, whether such investor is acting alone or in concert with others (regardless of whether the options are held on one or more accounts or through one or more brokers). Under these limitations, options positions of all investment companies and other accounts advised by the same investment adviser are aggregated, and an exchange may require the liquidation of positions, and may impose other sanctions or restrictions if position limits are exceeded. Position limits may therefore restrict the number of listed options which the Fund may buy or sell.

          Options on Groups of Securities. The Fund's options transactions may include customized options on groups (or "baskets") of securities of issuers within particular market sectors (e.g., biotechnology, consumer durables or transportation) selected by the Adviser. Buying a put option of this type typically gives the Fund a right in return for the premium it pays, during the term of the option, to sell the securities underlying the option at the exercise price. However, in some cases, the options may be cash settled like index options. The Fund will not purchase equity securities except insofar as may be necessary to effect settlements of transactions in options.

          Options on groups of securities purchased by the Fund will be privately negotiated in over-the-counter transactions ("OTC options"). To a limited extent the Fund may also purchase stock index options in over-the-counter transactions. OTC options will be purchased from dealers or financial institutions which enter into direct agreements with the Fund. The exercise prices, expiration dates and other features of OTC options will be determined by the agreement between the Fund and the other party to the option. The Fund may also invest in "European-style" options. Unlike the options discussed above, which give the Fund a right to sell the securities underlying the options during the term of the options, the Fund has a right to sell the securities underlying European options only on a specific date.

          Sales of Options. As the holder of an option, the Fund may liquidate its position by effecting a "closing sale transaction." This is done by selling (or writing) an option of the same series as the option previously purchased by the Fund. The Fund will realize a gain (or a loss) on a closing sale transaction for a put option previously purchased by the Fund if the premium, less commission costs, received by the Fund from the sale of the put option to close the transaction is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the put option. There is no certainty, however, that a closing sale transaction can be accomplished. If a put option which the Fund has purchased is not exercised or sold and expires out-of-the-money, the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. The Fund will not be able to effect a closing purchase transaction after being notified of the exercise of an option written by the Fund. Instead of selling a put option on an index or group of securities to terminate an options position or to reduce the Fund's exposure to a particular put option, the Fund may purchase a call option on the same index or group of securities.

          Risks of Options. The use of stock index options and options on groups of securities involves certain risks, including the risk of an imperfect correlation between the option price and the value of the index or group of securities underlying the option. Particularly in the case of OTC options, there is also a risk that there may not be a liquid secondary market. In such cases, the Fund may not be able to terminate or hedge its position. Because the value of an option depends upon movements in the level of the underlying index or in the prices of the underlying securities, rather than changes in the price of an individual stock, whether the Fund realizes a gain or loss from its options transactions will depend upon movements in the level of U.S. stock prices generally or, in the case of options on narrow based indices or groups of securities, upon general movements in the prices of the securities of issuers within particular market sectors, rather than upon movements in the price of a single security. Investing in options therefore requires the use of different skills and techniques than those associated with investing in individual stocks.

          When the Fund sells (or writes) a put option it will be exposed to an obligation to another party. In such cases, the Fund will cover its exposure by holding an offsetting option position (e.g., the Fund would hold a put option with an exercise price that is the same as or lower than the exercise price of the put option written) or the Fund will maintain (and mark-to-market on a daily basis) a segregated account in the Fund's custodian bank consisting of cash and liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index or securities not otherwise covered.

          Buying a call option gives the Fund a right, in exchange for a premium paid and during the term of the option, to receive cash if the closing level of the stock index upon which the option is based is greater than the exercise price of the option or to buy the group of securities underlying the option at the exercise price. For the Fund to profit from the exercise of a call option held by it, the closing level of the stock index upon which the option is based, or the price of the securities underlying the option, would have to be greater than the exercise price.

          There is no guarantee that a market will exist at all times for all options purchased or sold by the Fund. If a market for a particular option held by the Fund is not available, the Fund may not be able to realize its profits or limit its losses on the option until such time as the Fund can exercise the option or, in the case of an option written by the Fund, the Fund may remain obligated under the option until it is exercised or expires. In addition, in the event of the bankruptcy of a broker with or through which the Fund has entered into an option transaction, the Fund could experience delays or losses in liquidating the position or lose all or part of the value of the option.

          The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the securities comprising an index or the securities underlying the option, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

          Because option premiums paid or received by the Fund are relatively small compared to the market value of the investments or instruments underlying the options, transactions in options are more speculative than investing directly in common stocks.

          The Adviser will invest the Fund's assets in those types of put options which, in the Adviser's view, offer the greatest opportunity for capital appreciation based upon its expectations regarding market trends and movements. Thus, the options held by the Fund will vary over time. If the Adviser is correct in its expectations regarding the future direction of stock prices, the net assets of the Fund should increase. If the Adviser's expectations are incorrect, the Fund will incur a loss on its options transactions.

U.S. GOVERNMENT SECURITIES
--------------------------

          U.S. Government Securities are obligations issued by or guaranteed by the United States government or by one of its agencies or instrumentalities. Certain of these obligations, including U.S. Treasury notes and bonds, and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government-sponsored enterprises, are not supported by the full faith and credit of the United States. Securities of this type include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations supported solely by the credit of the instrumentality, such as Federal National Mortgage Association bonds. U.S. Government Securities are considered among the most creditworthy of fixed income investments. Yields available from U.S. Government Securities are generally lower than the yields available from corporate debt securities and will change as interest rates fluctuate.

          The Fund's investments in U.S. Government Securities will consist primarily of "zero coupon" securities. These include U.S. Treasury notes and bonds and other U.S.

Government Securities which have been stripped of their unmatured interest coupons and receipts and certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during its life. For this reason, zero coupon obligations usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. For additional discussion of the tax treatment of zero coupon U.S. Government Securities, see "TAXATION - Tax Treatment of Fund Investment - Other Income."

MONEY MARKET INVESTMENTS
------------------------

          Subject to the policies described above, the Fund may invest in high quality money market instruments. Investments in money market instruments will be limited to the following types of U.S. dollar-denominated debt obligations having remaining maturities of one year or less:

          (1) U.S. Government Securities: Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (discussed above).

          (2) Bank Obligations: Certificates of deposit, bankers' acceptances, loan participation agreements, time deposits, and letters of credit issued or guaranteed by a U.S. bank, or by a U.S. branch of a foreign bank, having total assets in excess of $1 billion.

          (3) Commercial Paper: Obligations rated "A-1" or "A-2" by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 or Prime-2 by Moody's Investors Services, Inc. ("Moody's") or if not rated, issued by a U.S. corporation having an existing debt security rated "A" or better by Standard & Poor's or "A" or better by Moody's.

          (4) Corporate Obligations: Corporate debt obligations (including master demand notes but not including commercial paper) if they are issued by U.S. corporations and are rated "A" or better by Standard & Poor's or "A" or better by Moody's or unrated securities which are of comparable quality in the opinion of the Adviser.

                            INVESTMENT RESTRICTIONS

          In addition to the policies and limitations described above under "Investment Objective and Policies," the Fund is subject to certain restrictions on its investments. Under the following investment restrictions adopted by the Fund, which may not be changed without the approval of a "majority" (as defined by the 1940 Act) of the outstanding voting securities of the Fund (the vote of Limited Partners representing 67% or more of the outstanding Interests, if the holders of more than 50% of outstanding Interests are present at a meeting or represented by proxy, or representing 50% of the outstanding Interests, whichever is less), the Fund may not:

     1. borrow money, except that the Fund may, as a temporary measure for extraordinary or emergency purposes, borrow from banks in an amount not exceeding 10% of the value of the Fund's total net assets (and subject to the limitation that the Fund will not purchase any securities at a time while such borrowings exceed 5% of its total net assets);

     2. issue senior securities, as defined by the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from entering into repurchase agreements, borrowing money from banks and writing put options, in each case, in accordance with the Fund's investment policies and restrictions;

     3. underwrite the securities of other issuers, except to the extent that in connection with the disposition of its investments or the sale of its own shares the Fund may be deemed to be an underwriter;

     4. invest more than 25% of the value of its total net assets in the securities of issuers engaged in any one industry (other than U.S. Government Securities);

     5. purchase real estate or interests therein, although the Fund may purchase securities of issuers which deal in real estate or interests therein and may purchase securities which are secured by real estate or such interests;

     6.   purchase commodities or commodities futures contracts; or

     7. make loans of money or other property to other persons, except through the purchase of debt securities consistent with the Fund's investment objective and policies and by entering into repurchase agreements.

          The Fund has also adopted the following additional investment restrictions, which are not fundamental and may (subject to such limitations as may be imposed by applicable laws and regulations) be changed by the Individual General Partners of the Fund. Under these restrictions, the Fund may not:

     1. purchase securities issued by other investment companies in an amount exceeding such limitations as are imposed by the 1940 Act and the rules thereunder, except in connection with a reorganization, merger, consolidation or offer of exchange;

     2. invest for the purpose of exercising control over the management of any company; or

     3. mortgage, hypothecate or pledge any of its assets, except that the Fund may pledge assets to secure permitted borrowings and enter into collateral arrangements with respect to transactions in options.

          All percentage limitations imposed by the investment policies or restrictions of the Fund, unless otherwise stated, apply only at the time an investment is purchased or sold by the Fund and shall not be deemed to be violated as a result of any subsequent change in the value of the investment or in the value of the Fund's total net assets. Except as otherwise stated herein, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Individual General Partners of the Fund.

                              RISK CONSIDERATIONS

          In evaluating the suitability of an investment in the Fund, prospective investors should consider the various risks associated with the investment policies of the Fund. The investment characteristics of the Fund differ significantly from those of most other investment funds. See "INVESTMENT OBJECTIVE AND POLICIES." In addition, various risks are associated with the Fund's transactions in options. See "INVESTMENT OBJECTIVE AND POLICIES - Options Transactions - Risks of Options." The following additional risks should also be considered.

ILLIQUID INVESTMENTS
--------------------

          The Fund's options transactions may be effected on securities exchanges or in the over-the-counter markets. OTC options may be illiquid and, in such cases, the Fund may have difficulty closing out its positions or may be able to do so only at unfavorable prices. The illiquid nature of an investment may adversely affect the ability of the Fund to sell the investment at the time desired, and may therefore preclude the Fund from making another investment deemed more attractive by the Adviser. The Fund will not invest more than 20% of the value of its assets in illiquid investments.

LIMITED DIVERSIFICATION
-----------------------

          The Fund is a "non-diversified" investment company and there are no general percentage limitations on the portion of the Fund's assets that may be invested in the securities of any one issuer or in options on the stock of issuers in any one market sector. The Fund may concentrate its option investments in options on the stocks of companies within one or more particular market sectors. Due to these policies, the investment portfolio of the Fund may be subject to greater risk and volatility than would be the case if investments were made in a broader range of issuers and market sectors.

          The Fund will generally not expose more than 5% of the value of its total net assets to the risks of any one non-governmental issuer of securities (excluding exchange traded options) because, except for investments in U.S. Government Securities and money market instruments, it will invest primarily in options on stock indices and on groups of stocks. However, the Fund will be exposed to counterparty risks when entering into OTC options. Under limitations imposed by the 1940 Act, the Fund may not enter into an OTC option with a broker if, as a result thereof, more than 5% of the value of the Fund's assets would be invested in options (or other securities) issued by such broker.

          To the extent the Fund purchases put options on groups of stocks of issuers within particular market sectors, it will be exposed to investment risks associated with the stocks of issuers engaged in similar or related industries, which issuers are often faced with the same obstacles, issues or regulatory burdens. The values of such options will be adversely affected by events and developments affecting the issuers of the underlying stocks. Thus, the Fund's portfolio may be more susceptible to any single economic, political or regulatory occurrence than the portfolio of a company that does not focus a portion of its investments in particular market sectors. This investment practice may result in an investment in the Fund being subject to greater risk and volatility than would be the case if the Fund did not purchase options on groups of stocks of issuers within particular sectors.

INCENTIVE ALLOCATION
--------------------

          The Incentive Allocation which may be made to the capital account of the Manager (see "CAPITAL ACCOUNTS AND ALLOCATIONS - Incentive Allocation") may create an incentive for the Adviser to cause the Fund to make investments that are riskier or more speculative than would be the case in the absence of such allocation. The Incentive Allocation will be charged to the capital accounts of the Limited Partners and will be in addition to the fees and expenses borne indirectly by Limited Partners as investors in the Fund. Depending on the Fund's investment performance, the Incentive Allocation may result in Limited Partners bearing aggregate fees, expenses and charges that are higher than those typically borne by investors in closed-end investment companies, but which are comparable to those borne by investors in private investment partnerships.

TAX RISKS
---------

          Counsel to the Fund will render opinions that the Fund will be treated as a partnership and not as an association or a "publicly traded partnership" taxable as a corporation for Federal income tax purposes. If it were determined that the Fund should be treated as an association or publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise), the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends. See "TAXATION - Tax Treatment of Partnership Operations - Classification of the Partnership."

          It is likely, although not necessary, that a substantial portion of the Fund's put option transactions will involve listed options on broad-based indices. Thus, under mark-to-market rules applicable to such options, the Fund (and the Limited Partners) will recognize gains or loss with respect to these options at the end of each fiscal year even if the options are not disposed of. See "TAXATION - Tax Treatment of Fund Investments - Taxation of Put Option Transactions - Equity Options." Thus, since the Fund generally will not make distributions until the Redemption Date, Limited Partners may recognize capital gains prior to the Redemption Date without receiving a distribution of cash.

NO REGULAR DISTRIBUTIONS
------------------------

          The Fund does not intend to make regular, periodic distributions of its net income or gains, if any, to Limited Partners. Nevertheless, Limited Partners will be required each year to pay applicable Federal and state income taxes on their share of the Fund's taxable income, including accrued original issue discount on zero coupon obligations held by the Fund, which taxes will have to be paid from other sources. Distributions will be made in the sole discretion of the Individual General Partners. However, distributions may be made, in the sole discretion of the Individual General Partners, when and if the Fund has net realized undistributed gains exceeding 20% of the initial net assets of the Fund. See "DISTRIBUTIONS TO LIMITED PARTNERS."

PORTFOLIO TURNOVER
------------------

          There are no fixed limitations regarding portfolio turnover.
Frequency of portfolio turnover will, therefore, not be a limiting factor if the Adviser considers it advantageous to purchase or sell certain options for the account of the Fund. It is expected that the Fund's annual portfolio turnover
rate will not exceed [   ]%.  However, under the formula prescribed by the
Securities and Exchange Commission, portfolio turnover rate is calculated without regard to securities, including options, having maturities of less than one year. To the extent that the Fund's options positions are actively traded, the Fund will incur greater brokerage commissions than would be the case if Fund followed a less active, long-term trading strategy and, if successful, will result in the realization of gains which will be taxable to Limited Partners annually as short-term gains.


LIQUIDITY RISKS
---------------

          Interests will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Additionally, although Interests will be redeemed automatically on the Redemption Date (September 30, 1998), prior to such date, no Limited Partner will have the right to require the Fund to redeem such person's Interest and the Partnership does not intend to make offers to repurchase Interests. FOR THESE REASONS, AN INVESTMENT IN THE FUND WILL BE ILLIQUID UNTIL THE REDEMPTION DATE, AND INVESTORS MUST BE WILLING AND ABLE TO BEAR THE RISKS OF AN INVESTMENT IN THE FUND UNTIL SUCH DATE. SEE "REDEMPTIONS AND TRANSFERS OF INTERESTS."

                             BROKERAGE TRANSACTIONS

          The Adviser places orders for the purchase and sale of securities by the Fund with brokers and dealers based upon its evaluation of their financial responsibility, subject to their ability to effect transactions at the best available prices. In selecting brokers, the Adviser evaluates the overall reasonableness of brokerage commissions paid by reviewing the quality of executions obtained on the Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that the commissions charged the Fund are consistent with prevailing and reasonable commissions, the Adviser also endeavors to monitor brokerage industry practices with regard to the commissions charged by brokers on transactions effected for other comparable institutional investors. While the Adviser seeks reasonably competitive rates, the Fund does not necessarily pay the lowest commissions available. Transactions in U.S. Government Securities and other securities traded over-the-counter will not generally involve the payment of commissions by the Fund. However, the prices at which such transactions are effected typically involve a "spread" which represents profit to the dealer.

          Consistent with the standard of seeking to obtain the best execution on portfolio transactions, the Adviser may select brokers that provide research services to effect such transactions. Research services consist of, among other things, statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to the Adviser in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts, and not all such services may be used by the Adviser in connection with the Fund.
In recognition of the above-described brokerage and research services provided by certain brokers, the Adviser, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of Fund transactions on which the commissions are in excess of those which other brokers might have charged for effecting the same transactions.

          The Fund may effect portfolio brokerage transactions through LEVCO Securities, Inc., an affiliate of the Adviser, subject to procedures adopted by the Individual General Partners of the Fund. Under these procedures, the commissions paid to LEVCO Securities, Inc. must be reasonable and fair compared to the commissions, fees and other remuneration received by other brokers in connection with comparable transactions involving comparable securities during a comparable period of time.

          One or more of the other accounts which the Adviser manages (including investment companies and partnerships with investment objectives similar to the Fund's) may from time to time engage in the same investment transactions as the Fund. In addition, the Adviser or its affiliates may engage in transactions or cause or advise other clients to engage in transactions or investments which may differ from or be identical to the advice given, or the timing or nature of any action taken, with respect to the Fund. Investment decisions for the Fund are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account, including the Fund. When two or more companies or accounts, including the Fund, seek to engage in transactions involving the same underlying securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Adviser, in its discretion, in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Fund's Individual General Partners that this advantage, when combined with the other benefits available due to the Adviser's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions. If any combined order is not filled at the same price, it may be allocated on an average price basis.

          The Adviser and its affiliates and their respective directors, officers and employees may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by such persons that are the same as, different from, or made at a different time than, positions taken for the Fund. In order to mitigate the possibility that the Fund will be adversely affected by such personal trading, the Fund and the Adviser have each adopted a Code of Ethics in compliance with Rule 17j-1 under the 1940 Act to govern securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions.

                          SUBSCRIPTIONS FOR INTERESTS

          An aggregate of $25 million of limited partnership interests in the Fund ("Interests") are being offered for sale to eligible investors. See "Eligible Investors." The minimum subscription amount by any investor is $250,000. However, the Fund may waive this in special circumstances. Interests may be purchased through LEVCO Securities, Inc., the distributor of Interests in the Fund (the "Distributor"), or through securities dealers which have entered into selling agreements with the Distributor. A sales commission of 1% of the amount invested will be charged by the Distributor and paid to selling dealers and financial institutions. This sales commission will be waived for investors who purchase Interests directly from the Distributor or who are clients of the Adviser or its affiliates or who, during the past two years, have been solicited by the Adviser or its affiliates to purchase any investment product or service. The offering of Interests being made by this Prospectus (the "Offering") will close on [April 1, 1997] or such later date not more than 30 days thereafter as may be determined by the Fund (the "Closing Date"). The Fund will not offer Interests to investors after completion of the Offering. Subscriptions for Interests, together with cleared funds in the full amount of an investor's subscription, must be received by the Distributor not later than [ ] days prior to the Closing Date. All subscriptions are subject to acceptance by the Manager. See "SUBSCRIPTIONS FOR INTERESTS." In the event that the Distributor or securities dealers which have entered into selling agreements with the Distributor do not receive by the Closing Date acceptable subscriptions for an aggregate of at least $25 million of Interests, the Offering will be terminated and the subscription amounts will be returned to investors, together with interest. The Fund may, in its sole discretion, suspend the Offering at any time or increase the aggregate amount of Interests being offered in the Offering.

          The Distributor serves as such pursuant to the terms of a Distribution Agreement dated as of ______________, 1997 (the "Distribution Agreement") entered into by the Fund and the Distributor. Under the Distribution Agreement, the Distributor serves as agent in selling Interests to eligible investors. In addition, the Distributor is authorized to enter into selling agreements with securities dealers and other financial institutions to assist in the distribution of Interests. The Manager will pay securities dealers and other financial institutions that distribute Interests up to

25% of any Incentive Allocation it receives that is attributable to Limited Partners who are customers of such securities dealers and other financial institutions. Although the Fund does not pay any fee to the Distributor under the Distribution Agreement, the Fund has agreed to bear offering costs in an amount not exceeding $_________. See "FEES AND EXPENSES." All other expenses associated with the distribution of Interests are required to be borne by the Distributor or the Investment Adviser.

          The Distributor has its principal office at One Rockefeller Plaza, New York, New York 10020, and is a wholly-owned subsidiary of the Adviser.

SUBSCRIPTION TERMS
------------------

          In order to invest in the Fund, a prospective investor must complete and submit the subscription agreement and an investor questionnaire that will be supplied to persons who wish to purchase Interests (the "Subscription Documents"). The procedures to be followed in subscribing for Interests are set forth in the Subscription Documents. All subscriptions are subject to acceptance by the Manager and may be rejected (in whole or in part) in the sole discretion of the Manager. If a subscription from an investor (or any portion thereof) is rejected, the subscription amount (or the applicable portion thereof, in the case of a subscription that has been partially rejected) will promptly be returned to the investor, together with interest.

          If subscriptions in the Minimum Subscription Amount are received and accepted by the Closing Date, Interests will be issued as of such date to all investors whose subscriptions have been accepted (in the amount of each accepted subscription), and such investors will become Limited Partners.

          By signing the Subscription Documents, an investor agrees to be bound by all of the terms of the Partnership Agreement upon becoming a Limited Partner. Each prospective investor will also be obligated to represent and warrant in the Subscription Documents, among other things, that such investor is purchasing an Interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of such Interest.

ELIGIBLE INVESTORS
------------------

          Interests are being offered to and will only be sold to prospective investors who certify in the Subscription Documents that they (as well as each of the investor's beneficial owners under certain circumstances) have a net worth immediately prior to the time of subscription of at least $1 million. Certain additional investor eligibility requirements are set forth in the Subscription Documents. These requirements may vary, depending on the nature of the investor. Investors may also be required to demonstrate their qualifications under the eligibility standards imposed by applicable state securities laws.

                    REDEMPTIONS AND TRANSFERS OF INTERESTS

          Interests in the Fund will be redeemed automatically as of the Redemption Date (September 30, 1998), absent unusual circumstances. Prior thereto, no Limited Partner or other person holding an Interest or a portion of an Interest will have the right to require the Fund to redeem such Interest or any portion thereof. In addition, Interests are subject to significant transfer restrictions as described below, and will not be traded on any securities exchange or other market. CONSEQUENTLY, AN INVESTMENT IN THE FUND WILL BE ILLIQUID UNTIL THE REDEMPTION DATE, AND INVESTORS IN THE FUND MUST BE WILLING AND ABLE TO BEAR THE RISK OF AN INVESTMENT IN THE FUND UNTIL SUCH DATE.

          Under certain unusual circumstances, the Redemption Date may be postponed and the payment of the proceeds of redemptions may be delayed. This would occur in the event that on the Redemption Date the New York Stock Exchange or any exchange on which securities held by the Fund are traded is closed or if trading is suspended or restricted on such day, or in the event that an emergency exists as a result of which disposal by the Fund of any securities or other assets is not practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets on such day. Any such postponement or delay must be approved by the Individual General Partners. If a postponement of the Redemption Date is approved, Interests will be redeemed as of the first trading day that the conditions giving rise to the postponement, in the sole determination of the Individual General Partners, no longer exist.

          The amount owed by the Fund in connection with redemptions and repurchases of Interests or portions thereof by the Fund shall be payable in cash, without interest. The Manager shall cause the Fund to pay not less than 95 percent of the amount of each redemption or repurchase of an Interest or portion thereof (computed on the basis of unaudited data) to the Partner or other holder thereof within ten days after the date as of which the redemption or repurchase is effected. The balance of such proceeds owed shall be paid (subject to audit adjustments) within 15 days after the completion of the audit of the Fund's books for the fiscal year during which such redemption or repurchase occurs or, in the case of the redemption of Interests automatically as of the Redemption Date, after the completion of a final audit of the Fund's books. It is expected that the final audit will be completed not more than 60 days after the Redemption Date.

TRANSFERS OF INTERESTS
----------------------

          No person may become a substitute Limited Partner without the written consent of the Manager, which consent may be withheld for any reason in the Manager's sole and absolute discretion. An Interest in the Fund may be transferred by a Limited Partner only: (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Limited Partner; or (ii) with the written consent of the Manager (which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances) in connection with a transfer to a family trust or other entity that does not result in a change of beneficial ownership. Notice to the Manager of any proposed transfer must include evidence satisfactory to the Manager that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor (or investor's beneficial owners in certain circumstances) has a net worth immediately prior to the time of subscription of at least $1 million, and must be accompanied by properly completed Subscription Documents.


          Any transferee that acquires an Interest or portion thereof in the Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Limited Partner or otherwise, shall be entitled to the allocations and distributions, if any, allocable to the Interest so acquired, and to transfer such Interest subject to the restrictions of the Partnership Agreement, but shall not be entitled to the other rights of a Limited Partner unless and until such transferee becomes a substituted Limited Partner as provided in the Partnership Agreement. If a Limited Partner transfers an Interest or portion thereof with the approval of the Manager, under the policies established by the Individual General Partners, the Manager shall promptly take all necessary actions so that each transferee or successor to whom such Interest or portion thereof is transferred is admitted to the Fund as a Limited Partner. Each Limited Partner and transferee must pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer.

          By subscribing for an Interest in the Fund, each Limited Partner will agree to indemnify and hold harmless the Fund, the Individual General Partners, the Manager, each other Limited Partner and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Limited Partner in violation of these provisions or any misrepresentation made by such Limited Partner in connection with any such transfer.

MANDATORY REDEMPTION
--------------------

          The Fund may effect a mandatory repurchase of Interests held by any Limited Partner (or any portion thereof) or held by any person acquiring an Interest or portion thereof from or through a Limited Partner in the event that:

          . an Interest or portion thereof has been transferred or an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Limited Partner;

          . ownership of an Interest by a Limited Partner or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities or other laws of the United States or any other relevant jurisdiction;

          . continued ownership of an Interest may be harmful or injurious to the business or reputation of the Fund, the Individual General Partners, the Adviser or the Manager, or may subject the Fund or any Partners to an undue risk of adverse tax or other fiscal or regulatory consequences;

          . any of the representations and warranties made by a Limited Partner in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

          . it would be in the best interests of the Fund for the Fund to repurchase an Interest or portion thereof.

                       DISTRIBUTIONS TO LIMITED PARTNERS

          The Fund will not make regular, periodic distributions of its net income or gains, if any, to Limited Partners. Whether or not distributions are made, Limited Partners will be required each year to pay applicable Federal, state and local income taxes on their respective shares of the Fund's taxable income, including original issue discount accrued for such year on zero coupon obligations held by the Fund and net gains from the Fund's transactions in options. If distributions are not made, Limited Partners will have to pay applicable taxes from other sources.

          In the event that the Fund has cumulative net realized gains exceeding 20% of the initial net assets of the Fund, the Individual General Partners may make one or more distributions to the Limited Partners. The amount and times of any such distributions will be determined in the sole discretion of the Individual General Partners, and there is no requirement that the full amount of gains be distributed.

                            MANAGEMENT OF THE FUND

INDIVIDUAL GENERAL PARTNERS
---------------------------

          Ultimate responsibility for the affairs of the Fund is vested in the individuals who serve as the Fund's Individual General Partners. These individuals are responsible for overseeing the Fund's general operations. The Individual General Partners generally have the same powers, authority and responsibilities as those of directors of registered investment companies that are organized as corporations and have complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business.

          A majority of the Individual General Partners are persons who are not "interested persons" (as defined by the 1940 Act) of the Fund (collectively, the "Independent General Partners") and such persons perform the same functions for the Fund as are customarily performed by the non-interested directors of registered investment companies that are organized as corporations. The other Individual General Partners are affiliated with the [Manager and the Adviser.] Individual General Partners will not contribute to the capital of the Partnership in their capacities as such, but may subscribe for Interests subject to applicable eligibility requirements.

          The identity of the Individual General Partners, and brief biographical information regarding each Individual General Partner, is set forth below.

NAME, ADDRESS AND AGE        POSITION(S) HELD WITH     PRINCIPAL OCCUPATION(S)
                                THE PARTNERSHIP          DURING PAST 5 YEARS
John A. Levin, 58
One Rockefeller Plaza        Individual General
(25th Floor)                 Partner
New York, New York 10020
                             Individual General
                             Partner
                             Individual General
                             Partner
                             Individual General
                             Partner
                             Principal Individual
                             General Partner

          Each of the Individual General Partners was appointed by the Manager
and, on [            ], 1997, was elected to serve in such position by
Mr. Norris Nissim (in his capacity as the Fund's organizational Limited Partner), who was the sole holder of Interests on such date.

          An Individual General Partner's position in that capacity will terminate if such Individual General Partner is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. An Individual General Partner may resign upon 90 days prior written notice to the other Individual General Partners, and may be removed either by vote of two-thirds (2/3) of the Individual General Partners not subject to the removal vote or vote of the Limited Partners holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Limited Partners. Individual General Partners may not transfer their interests as Individual General Partners. In the event of any vacancy in the position of an Individual General Partner, the remaining Individual General Partners may appoint an individual to serve as an Individual General Partner, so long as immediately after such appointment at least two-thirds (2/3) of the Individual General Partners then serving would have been elected by the Limited Partners. The Individual General Partners may call a meeting of Limited Partners to fill any vacancy in the position of an Individual General Partner, and must do so within 60 days after any date on which Individual General Partners who were elected by the Limited Partners cease to constitute a majority of the Individual General Partners then serving. If no Individual General Partner remains to continue the business of the Fund, the Manager may manage and control the Fund, but must convene a meeting of Limited Partners within 60 days for the purpose of either electing new Individual General Partners or dissolving the Fund.

          The Independent General Partners are each paid an annual retainer of
$[      ], and per meeting fees of $[   ] (or $[   ] in the case of telephonic
meetings), by the Fund. The other Individual General Partners receive no annual or other fees from the Fund. All Individual General Partners are reimbursed by the Fund for their reasonable out-of-pocket expenses. It is estimated that the aggregate annual compensation paid by the Fund to each Independent General
Partner will be $[         ] during the coming year, and that, together with
compensation paid to them by other [registered investment companies] advised by
affiliates of the Manager, [Mr.       and Mr.        ] will receive aggregate
annual compensation from all such companies of $[      ] and $[      ],
respectively, for such year. The Individual General Partners do not receive any pension or retirement benefits from the Fund.


        (1)                   (2)                       (3)                       (4)                     (5)

Name of Person,       Estimated                 Pension or               Estimated Annual         Estimated
Position              Aggregate                 Retirement Benefits      Benefits Upon            Total Compensation
                      Compensation From         Accrued As Part of       Retirement               From Fund and Fund
                      Fund                      Fund Expenses                                     Complex Paid to
                                                                                                  Directors

THE ADVISER
-----------

          John A. Levin & Co., Inc. (the "Adviser"), a Delaware corporation with its principal offices at One Rockefeller Plaza, New York, New York 10020, serves as investment adviser of the Fund pursuant to an investment management agreement
dated [           ], 1997 (the "Investment Management Agreement").  Together
with its predecessor, the Adviser has operated as an investment adviser since 1982, and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The Adviser is a wholly-owned subsidiary of Levin Management Co., Inc., which in turn is a wholly-owned subsidiary of Baker, Fentress & Company ("Baker, Fentress"). Baker, Fentress is a closed-end investment company listed on the New York Stock Exchange and is registered as an investment company under the 1940 Act and as an investment adviser under the Advisers Act. John A. Levin, the President of the Adviser, is also the President and Chief Executive Officer of Baker, Fentress. The Adviser's clients include U.S. and foreign individuals and their related trusts, non-profit organizations, limited partnerships, registered investment funds, university and college endowments and pension and profit-sharing funds. Some of these clients (including other investment funds) may have investment objectives similar to those of the Fund. The Adviser's current assets under management are approximately $6.2 billion.

          The persons who will be primarily responsible for the day-to-day management of the Fund's investment portfolio are John A. Levin and Daniel E. Aron. John A. Levin has been President of the Adviser and its predecessor since 1982 and President and Chief Executive Officer of Baker, Fentress since 1996. Daniel E. Aron, currently Head Trader at the Adviser, has been with the Adviser and its predecessor since 1989.

          Under the Investment Management Agreement, the Adviser provides investment advisory and other services to the Fund. It is responsible for the day-to-day management of the Fund's investment program and the administration of the Fund's operations, subject to the general supervision of the Individual General Partners. The Adviser is also required to furnish office facilities and equipment to the Fund and to supply all administrative services, facilities and personnel necessary for the Fund's operations. At its own expense, the Adviser may retain other organizations, including its affiliates, to provide certain of the administrative services required to be provided to the Fund.

          Pursuant to the Investment Management Agreement, the Fund will pay the Adviser a monthly fee computed at the annual rate of 0.25% of the value of the Fund's month end net assets. This fee will be charged in each fiscal period to the capital accounts of all Limited Partners in proportion to their capital accounts at the beginning of such fiscal period. In addition, the Manager will be entitled to receive the Incentive Allocation for the period that the Adviser (or one of its affiliates) provides investment advisory services to the Fund. See "CAPITAL ACCOUNTS AND ALLOCATIONS - Incentive Allocation".

          The Investment Management Agreement provides that the Adviser shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Investment Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of, or from reckless disregard of, its obligations and duties under the Investment Management Agreement.

          The Investment Management Agreement and the terms of the Incentive Allocation were approved by the Individual General Partners, including each of the Independent General Partners, by vote cast in a meeting held for such
purpose on __________, 1997, and were also approved by [                ], the
organizational Limited Partner, as the sole Limited Partner on such date. The Investment Management Agreement has a term expiring on [February 26, 1999] or upon the termination of the Fund, if earlier. It may be terminated at any time, without penalty, by the Adviser, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund, in each case, on 60 days' written notice, and will automatically terminate in the event of its "assignment," as such term is defined by the 1940 Act and the rules thereunder.

          The Adviser currently serves as an adviser or sub-adviser to other registered investment companies.

THE MANAGER
-----------

          The Manager, LEVCO GP, Inc., a wholly owned subsidiary of the Adviser, serves as the Corporate General Partner of the Fund. The Manager also serves as the sole general partner of several private investment partnerships that are not registered under the 1940 Act.

          Under the Partnership Agreement, the Manager has responsibility for making available the services of one or more of its affiliates to provide the Fund with such investment advisory, management and administrative services and facilities as may be required in connection with the Fund's operations, and for acting on behalf of the Partnership with respect to certain matters. As discussed under "CAPITAL ACCOUNTS AND ALLOCATIONS - Incentive Allocation," so long as an affiliate of the Manager continues to serve as the investment adviser of the Fund, the Manager is entitled to receive the Incentive Allocation, which is debited against the capital accounts of the Limited Partners.

          The Manager may withdraw, or be removed by the Fund, as the Fund's Corporate General Partner. If the Manager gives notice to the Fund of its intention to withdraw, it will be required to remain as Corporate General Partner for one year (or until such earlier date as a successor to the Manager is approved by the Fund) if, in the opinion of counsel to the Fund, earlier withdrawal is likely to cause the Fund to lose its partnership tax classification or as otherwise required by the 1940 Act and the rules thereunder. At the request of the Fund, the Manager will remain as Corporate General Partner of the Partnership for a period of six months if the Fund terminates the Investment Management Agreement, unless a successor Corporate General Partner to the Manager is earlier approved by the Fund.

                               FEES AND EXPENSES

          The Fund will bear all expenses incurred in connection with its business and operations other than those specifically required to be borne by the Adviser pursuant to the Investment Management Agreement. Limited Partners each will indirectly bear their pro rata share of these expenses. In addition, the capital accounts of Limited Partners may be charged the Incentive Allocation, depending upon the investment performance of the Fund. See "CAPITAL ACCOUNTS AND ALLOCATIONS - Incentive Allocation". Expenses to be borne by the Fund include, but are not limited to: the investment management fee payable to the Adviser; fees and charges of the Fund's custodian; fees and disbursements of legal counsel to the Fund, of legal counsel, if any, to the Independent General Partners, and of the independent public accountants to the Fund; taxes; brokerage commissions and fees; interest on any borrowings by the Fund; costs incident to meetings of the Individual General Partners and meetings of Limited Partners; costs of preparing and printing prospectuses and reports to the Limited Partners; costs of filing reports with regulatory bodies and of maintaining the Fund's existence as a Delaware limited partnership; fees to Federal and state authorities for the registration of Interests; fees and expenses of the Independent General Partners; premiums for fidelity bonds and liability insurance obtained on behalf of the Fund and its Individual General Partners; and any extraordinary expenses of a non-recurring nature (including litigation costs).

          The Fund will also bear its organizational costs, which are estimated
at $[     ], and will bear certain offering expenses not to exceed $[     ].
Organizational expenses will be amortized by the Fund over 18 months from the date the commencement of its operations. Offering costs cannot be deducted by the Fund or the Partners.

                       CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS
----------------

          The Fund will maintain a separate capital account for each Partner, which will have an opening balance equal to such Partner's initial contribution to the capital of the Fund. Each Partner's capital account will be increased by any amounts credited to such Partner's capital account as described below. Similarly, each Partner's capital account will be reduced by the sum of the amount of the Interest, or portion thereof, of such Partner redeemed or repurchased by the Fund, plus the amount of any distributions to such Partner, plus any amounts debited against such Partner's capital account as described below. To the extent that any debits would reduce the balance of the capital account of any Limited Partner below zero, that portion of any such debits will instead be allocated to the capital account of the Manager, and any subsequent credits that would otherwise be allocable to the capital account of any such Limited Partner will instead be allocated to the capital account of the Manager in such amounts as are necessary to offset all previous debits attributable to such Limited Partner not previously recovered.

          Capital accounts of Partners are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on:
(1) the last day of each year; (2) the day preceding the date on which a contribution to the capital of the Fund is made; (3) the day on which the Fund redeems or repurchases any Interest or portion of an Interest of any Partner; or
(4) the day on which any amount is credited to or debited from the capital account of any Partner other than an amount to be credited to or debited from the capital accounts of all Partners in accordance with their respective partnership percentages. A partnership percentage will be determined for each Partner as of the start of each fiscal period by dividing the balance of such Partner's capital account as of the commencement of such period by the sum of the balances of all capital accounts of all Partners as of the commencement of such period.

ALLOCATION OF NET PROFITS AND NET LOSS
--------------------------------------

          Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Partners as of the last day of each fiscal period in accordance with Partners' respective partnership percentages for such fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period), before giving effect to any redemptions or repurchases by the Fund of Interests or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Partners other than in accordance with the Partners' respective partnership percentages.

INCENTIVE ALLOCATION
--------------------

          Under the Partnership Agreement, so long as an affiliate of the Manager continues to serve as the Fund's investment adviser, the Manager will be entitled to an Incentive Allocation, to be charged to the capital account of each Limited Partner as of the Redemption Date, equal to 20% of the amount, if any, by which the value, as of the Redemption Date, of such Limited Partner's capital account, plus the amount of any distributions made to the Limited Partner, exceeds the amount of such Limited Partner's initial investment in the Fund. The Incentive Allocation will be credited to the capital account of the Manager.

          The Manager will be entitled to receive the Incentive Allocation only with respect to the period during which the Adviser (or another affiliate of the Manager) provides investment advisory services to the Fund. In the event that subsequent to one year after the Closing Date, but before the Redemption Date,
(i) neither the Adviser nor one of its affiliates provides such services due to a termination of an advisory agreement by the Fund or (ii) the Fund is terminated, the Manager shall be entitled to receive an Incentive Allocation, charged to the capital account of each Limited Partner, equal to 20% of the amount, if any, by which the value, as of the relevant termination date, of such Limited Partner's capital account, plus the amount of any distributions to the Limited Partner, exceeds the amount of such Limited Partner's initial investment in the Fund.

In addition, in the unlikely event that the Interest of any Limited Partner is repurchased by the Fund prior to the Redemption Date, the Incentive Allocation will be computed as of such date with respect to such Limited Partner, provided that the repurchase occurs at least one year after the Closing Date.

ALLOCATIONS FOR INCOME TAX PURPOSES

          For each fiscal year, items of income, deduction, gain or loss shall be allocated for income tax purposes as follows:

               (a) Income or Loss -- General. All items of income and gain or loss and deduction realized by the Fund, other than items of income and gain or loss and deductions from Options Transactions, will be allocated among the Partners in such manner as to reflect equitably amounts credited or debited to each Partner's capital account for the current and prior fiscal years (or relevant portions thereof).

               (b) Income or Loss -- Options Transactions. All items of income and gain or loss and deduction realized by the Fund in connection with its Options Transactions will be allocated among the Partners as follows:

                    (i) If for a fiscal year (A) the Fund's net realized income and gain from its Options Transactions ("Option Income") exceeds (B) the Fund's cumulative net realized losses and deductions from its Option Transactions for all prior fiscal years ("Positive Option Income Carryover"), then 20% of such Positive Option Income Carryover will be allocated to the Manager, and the balance of such Option Income shall be allocated to the capital accounts of the Partners in accordance with their respective partnership percentages for such fiscal year.

                    (ii) If for a fiscal year the Fund realizes net losses and deductions from its Options Transactions ("Option Losses"), then 20% of such Option Losses will be allocated to the Manager in an amount equal to any Option Income previously allocated to the Manager in excess of Option Losses previously allocated to the Manager, and the balance of such Option Losses will be allocated to the capital accounts of the Partners in accordance with their respective partnership percentages for such fiscal year.

          For purposes of these allocation provisions, "Options Transactions" means all transactions entered into by the Fund involving the purchase or sale, and writing, of any option or the purchase or sale of any security in connection with the exercise or termination of any option position.

RESERVES

          Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Partners for contingent liabilities as of the date any such contingent liabilities become known to the Fund. Such reserves will be in such amounts (subject to increase or reduction) which the Fund may deem necessary or appropriate. The amount of any such reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Partners at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such Partners, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who were Partners at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

NET ASSET VALUATION

          The value of the Fund's net assets will be determined as of the close of business at the end of each month and each fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Individual General Partners. Net assets means the total value of all assets of the Fund, less the amount of all accrued debts, liabilities and obligations of the Fund.

          In valuing the Fund's net assets, securities traded on a securities exchange will be valued at their last sale prices on the exchanges where such securities are primarily traded. Securities traded in the over-the-counter market and listed securities for which no sales are reported on a particular day will be valued at the mean between their bid and ask prices (or for debt securities, the yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations for any security are not readily available, the security will be valued at its fair value as determined in good faith by, or under the supervision of, the Individual General Partners. Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Individual General Partners will periodically review the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as such valuation is determined by the Individual General Partners to represent fair value.

                                   TAXATION

          The following is a summary of certain aspects of the income taxation of the Fund and its Partners which should be considered by a prospective Limited Partner. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Fund as a partnership which is not a "publicly traded partnership" for Federal income tax purposes.

          This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

          EACH PROSPECTIVE LIMITED PARTNER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE AND LOCAL INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

          In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this Prospectus regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans. Each prospective tax-exempt Limited Partner is urged to consult its own counsel regarding the acquisition of Interests.

TAX TREATMENT OF FUND OPERATIONS

          CLASSIFICATION OF THE FUND. Prior to the date the Fund commences operations, counsel to the Fund, Schulte Roth & Zabel LLP, will render its opinion that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the General Partners, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

          Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Fund will not be traded on an established securities market. Regulations (the "Regulations") concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund will not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Regulations if, as is anticipated, the Fund has more than 100 Partners.

          The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Prior to the date the Fund commences operations, Schulte Roth & Zabel LLP will render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, the interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

          Neither of the opinions of counsel described above is binding on the Service or the Courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Partners to the extent of the current or accumulated earnings and profits of the Fund, and Partners would not be entitled to report profits or losses realized by the Fund.

          As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service which reports the results of operations. Each Partner is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Partner is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

          ALLOCATION OF PROFITS AND LOSSES. Under the Partnership Agreement, the Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Partners and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. On the Redemption Date, the Manager will be entitled to the Incentive Allocation, to be charged to the capital account of each Limited Partner as of the Redemption Date, equal to 20% of the amount, if any, by which the value, as of the Redemption Date, of the Limited Partner's capital account, plus the amount of any distributions made to the Limited Partner, exceeds the amount of the Limited Partner's initial investment in the Fund. The Incentive Allocation may, under certain limited circumstances, be made at other times. See "CAPITAL ACCOUNTS AND ALLOCATIONS - Incentive Allocation."

          As described above (see "CAPITAL ACCOUNTS AND ALLOCATIONS - Allocations for Income Tax Purposes"), the Partnership Agreement provides a special allocation of all items of gain or loss realized by the Fund in connection with its options transactions. Thus, even though the Manager's right to receive the Incentive Allocation will not be determined until the Redemption Date, if for a fiscal year the Fund's net realized income and gain from its options transactions exceeds the Fund's cumulative net realized losses and deductions from options transactions for all prior fiscal years ("Positive Option Income Carryover"), then 20% of such Positive Option Income Carryover will be allocated to the Manager, and the balance of such option income will be allocated to the Partners in accordance with their partnership percentages. Similarly, 20% of all realized net losses and deductions from the Fund's options transactions (to the extent of any Positive Option Income previously allocated to the Manager in excess of option losses previously allocated to the Manager) will be allocated to the Manager, and the balance of such losses and deductions shall be allocated to the Partners in accordance with their partnership percentages.

          The consequence of the foregoing special allocations is that, in the Fund's fiscal year(s) prior to the year of the Redemption Date, the Limited Partners will be allocated a smaller portion of the Fund's income and gains from its options transactions than would result if the Manager were not allocated any of such gains until the fiscal year in which its right to receive the Incentive Allocation is finally determined. Although the Manager believes that this is an equitable and reasonable method of allocating the Fund's income and gains from its options transactions, there can be no assurance that the Service will accept this method. If the Service successfully challenged these special allocations, the Limited Partners might have to report a higher amount of the Fund's gains from its options transactions in the years prior to the fiscal year of the Redemption Date.

          All other items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Partners pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Partner's capital account for the current and prior fiscal years. The Fund does not intend to make periodic distributions to Partners. Therefore, taxes owed by the Partners prior to the Redemption Date with respect to the Fund's income will have to be paid from other sources.

          TAX ELECTIONS; RETURNS; TAX AUDITS. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the Partnership Agreement, at the request of a Partner, the Manager, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. Because of the complexity and added expense involved in making a Section 754 election, the Manager does not presently intend to make such an election.

          The Manager decides how to report the partnership items on the Fund's tax returns, and all Partners are required under the Code to treat the items consistently on their own returns. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the partnership level in a single proceeding rather than by individual audits of the Partners. The Manager, designated as the "Tax Matters Partner", has considerable authority to make decisions affecting the tax treatment and procedural rights of all Partners. In addition, the Tax Matters Partner has the authority to bind certain Partners to settlement agreements and the right on behalf of all Partners to extend the statute of limitations relating to the Partners' tax liabilities with respect to Fund items.


TAX CONSEQUENCES TO A REDEEMING PARTNER
---------------------------------------

          It is expected that, generally, the tax basis of a Limited Partner in its Interest in the Fund will equal the amount of cash received by such Partner on the Redemption Date. Therefore, a Limited Partner should not recognize a capital gain or loss in connection with the redemption of its Interest.

TAX TREATMENT OF FUND INVESTMENTS
---------------------------------

          IN GENERAL. The Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions, including, in particular, its options transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

          Generally, the gains and losses realized by a trader or investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. The application of certain rules relating to so-called "straddle" and "wash sale" transactions and to "Nonequity Options" may serve to alter the manner in which the Fund's holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules may require the capitalization of certain related expenses of the Fund.

          The maximum ordinary income tax rate for individuals is 39.6% and the maximum individual income tax rate for long-term capital gains is 28% (unless the taxpayer elects to be taxed at ordinary rates - see "TAXATION - Limitation on Deductibility of Interest"), although in either case the actual rate may be higher due to the phase out of certain tax deductions and exemptions. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years. Due to the nature of the Fund's investment program, it is possible that, in a particular taxable year, the Fund may realize ordinary income (from its debt investments) and net capital losses (from its put transactions) for Federal income tax purposes. The use of such losses to offset the taxable income of the Partners would be subject to the limitations noted above with respect to both individual and corporate taxpayers.

          TAXATION OF PUT OPTIONS. The following is a general description of the tax consequences of the Fund's transactions involving put options. The Code distinguishes between the taxation of transactions effected by taxpayers such as the Fund involving "equity options" and "nonequity options."

          EQUITY OPTIONS. Equity options ("Equity Options") can be either listed options (i.e., options traded on or subject to the rules of a national securities exchange, a board of trade designated as a contract market by the CFTC, or a market designated by the Treasury) or unlisted options (options that are not listed options). Equity Options include options on individual corporate stocks and options on a narrow-based index of stocks, such as options on a narrow-based index of transportation stocks and options on a narrow-based index of technology stocks, unless such options have been designated as nonequity options by the Service. The following are the general rules which are applicable to transactions by the Fund involving Equity Options.

          The Fund's basis in a put option that it purchases will be equal to the premium paid for such option. Upon the sale of such option, the Fund will realize a capital gain or loss in the amount of the difference between its basis in the option and the sales proceeds. The gain or loss will be long-term or short-term depending generally upon the Fund's holding period in the option. If a put option expires unexercised, the Fund will recognize a capital loss equal to the Fund's basis in such option. The Fund's gains or losses from the expiration of a put option may be short-term or long-term, depending upon the Fund's holding period in the option at the time of such expiration. Equity options held for more than one year generally will be eligible for long-term capital gain or loss treatment.

          Upon the exercise of a put option by the Fund and the sale by the Fund of the stocks underlying the option, the Fund will realize a capital gain or loss equal to the amount by which the amount realized by the Fund (i.e., the excess of the exercise price of the option over the option premium) exceeds the Fund's basis in the underlying stock. The gain will be short-term or long-term depending generally upon the Fund's holding period in the option.

          The Fund will not incur income upon the receipt of an option premium from its writing of a put option. Lapse of the option will result in the recognition of a short-term capital gain equal to the premium received by the Fund for the option. Upon the exercise of a put option written by the Fund, the Fund will not realize gain or loss. Rather, the Fund's basis in the stock purchased will be reduced by the amount of the option premium it received when it sold the put option. The Fund's holding period in the stock will begin on the date the option is exercised.

          NONEQUITY OPTIONS. Nonequity options ("Nonequity Options") include listed options on broad-based stock indices, such as the Standard & Poor's 100 and 500 and New York Stock Exchange Index, and options on certain narrow-based stock indices if such options have been designated as Nonequity Options by the Service (e.g., options on the High Technology Index of the Pacific Stock Exchange). The rules described above with respect to Equity Options do not apply to Nonequity Options. Rather, these options are treated as "Section 1256 Contracts."

          Under the Section 1256 rules, Nonequity Options held by the Fund at the end of each taxable year of the Fund are treated for Federal income tax purposes as if they were sold by the Fund for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Nonequity Options, must be taken into account by the Fund in computing its taxable income for such year. If a Nonequity Option held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

          Capital gains and losses from such Nonequity Options generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above.

          If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on "Section 1256 Contracts" may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on "Section 1256 Contracts".

          OTHER INCOME. The Fund will realize ordinary income from stated interest on debt securities. As noted above, the Fund's investment in Government Securities will consist primarily of "zero coupon" securities. These securities and others held by the Fund will be subject to the tax rules involving debt obligations with "original issue discount." The Fund will be required to include in taxable income the amount of such original issue discount accrued for a particular year on a current basis, even though receipt of such amounts may occur in a subsequent year. The Fund may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund.

          EFFECT OF STRADDLE RULES ON PARTNERS' SECURITIES POSITIONS. The Service may treat certain positions in securities held (directly or indirectly) by a Partner and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect a Partner's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

          LIMITATIONS ON DEDUCTIBILITY OF INTEREST.  For noncorporate taxpayers,
Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness incurred or continued to purchase or carry property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "investment income," consisting of net gain and ordinary income derived from investments in the current year. For this purpose, any long-term capital gain is excluded from investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

          For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for a Limited Partner, and the investment interest limitation would apply to a noncorporate Limited Partner's share of the interest expenses attributable to the Fund's operation. In such case, a noncorporate Limited Partner would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest expenses unless it had sufficient investment income from all sources including the Fund. A Limited Partner that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate

Limited Partner on money borrowed to finance its investment in the Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

          Section 1277 of the Code limits the deduction of indebtedness incurred to purchase or carry a security with market discount. Such indebtedness is not deductible in the current taxable year except to the extent that it exceeds the amount of market discount which accrued on the security during the portion of the taxable year during which the taxpayer held the security. Deferred interest expenses can be deducted in the year in which the taxpayer disposes of the security or, at the taxpayer's election, in an earlier year in which the taxpayer has net interest income from the security.

          Section 1277 would apply to a Limited Partner's share of the Fund's interest expenses attributable to securities held by the Fund with market discount. In such case, a Limited Partner would be denied a current deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to such interest expenses except to the extent that the expenses exceeded the market discount which had accrued on such securities during the current taxable year while they were owned by the Partnership. Such losses would be carried forward to future years, as described above. Section 1277 would also apply to the portion of interest paid by a Limited Partner on money borrowed to finance its investment in the Fund to the extent such interest was allocable to securities held by the Fund with market discount.

          DEDUCTIBILITY OF FUND INVESTMENT EXPENDITURES BY NONCORPORATE PARTNERS. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income. 1 In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 1997, $121,200 or $60,600 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

_______________________________

     However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. The Federal Court of Appeals for the Sixth Circuit, reversing a Tax Court decision, has held that the investment advisory fees incurred by a trust were exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. The Service, however, has stated that it will not follow this decision outside of the Sixth Circuit. Limited Partners that are trusts or estates should consult their tax advisors as to the applicability of this case to the investment expenses that are allocated to them.

          Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility will apply to a noncorporate Limited Partner's share of the expenses of the Fund, including the Management Fee. Although the Fund intends to treat the Incentive Allocation to the General Partner as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service may not treat such allocation as an investment expense which is subject to the limitations.

          The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Limited Partners should consult their tax advisers with respect to the application of these limitations.

          APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations.

          Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Limited Partner's share of income and gain from the Fund.

UNRELATED BUSINESS TAXABLE INCOME
---------------------------------

          Generally, an exempt organization is exempt from Federal income tax on certain categories of income, such as dividends, interest, capital gains and similar income realized from securities investment or trading activity, whether realized by the organization directly or indirectly through a partnership in which it is a partner./2/

          This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. UBTI includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. The Fund does not intend to incur "acquisition indebtedness." Therefore, it is expected that the Fund will not realize UBTI.
________

/2/ With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

          It is also expected that income realized by the Fund from Options Transactions will not constitute UBTI. /3/

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS
----------------------------------------------------------

          PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the needs for diversification within the foundation's portfolio.

          In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an Interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Limited Partner which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

          In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax.

          A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

          QUALIFIED RETIREMENT PLANS. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts ("IRA's") and Keogh Plans should consult their counsel
________

/3/ If a particular exempt organization incurs indebtedness to finance its investment in the Fund, it may incur UBTI.

as to the implications of such an investment under ERISA. (See "ERISA CONSIDERATIONS".)

          ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

STATE AND LOCAL TAXATION
------------------------

          In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Partner's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident.

          The Fund should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account." By reason of a similar "own account" exemption, it is also expected that a nonresident individual Partner should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Fund. A nonresident individual Partner will not be subject to New York City earnings tax on nonresidents with respect to his investment in the Fund.

          Individual Limited Partners who are residents in New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions for individual taxpayers at certain income levels. These limitations may apply to a Limited Partner's share of some or all of the Fund's expenses. Prospective Limited Partners are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

          For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a Limited Partnership interest in a partnership which does business in New York State and New York City, respectively./4/ Each of the New York State and New York City
________

/4/ New York State (but not New York City) generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a Limited Partner in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

          Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership", which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The Fund's qualification as such a portfolio investment partnership must be determined on an annual basis and with respect to a taxable year, the Fund may not qualify as a portfolio investment partnership. Each prospective corporate Partner should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Fund.

          A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax.

                             ERISA CONSIDERATIONS

          Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (an "ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Fund.

          ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current
________

in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "TAXATION - Unrelated Business Taxable Income; Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

          Because the Fund will register as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, neither the Manager nor the Individual General Partners will be fiduciaries within the meaning of ERISA.

          The Manager will require an ERISA Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for the Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

          Certain prospective Plan investors may currently maintain relationships with the Manager or the Individual General Partners or other entities which are affiliated with the Manager or the Individual General Partners. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code. Additional conditions may be imposed on such ERISA Plan investors, and the fiduciaries of such an ERISA Plan will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decision and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

          The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Prospectus, is, of necessity, general and may be affected by future publication of regulations and rulings.

Potential investors should consult with their legal advisors regarding the consequences under ERISA of the acquisition and ownership of interests.

                       SUMMARY OF PARTNERSHIP AGREEMENT

          The following is a summary description of select provisions of the Partnership Agreement which are not described elsewhere in this Prospectus. The description of such provisions is not definitive and reference should be made to the complete text of the Partnership Agreement.

LIABILITY OF LIMITED PARTNERS
-----------------------------

          Under Delaware law, Limited Partners will not generally be personally liable for obligations of the Fund unless, in addition to the exercise of their rights and powers as Limited Partners, they participate in the control of the business of the Fund. Any such Limited Partner would be liable only to persons who transact business with the Fund reasonably believing, based on such Limited Partner's conduct, that the Limited Partner is a General Partner. Under the terms of the Partnership Agreement, Limited Partners do not have the right to take part in the control of the Fund, but they may exercise the right to vote on matters requiring approval under the 1940 Act and on certain other matters, as described below. Although the right to vote should not constitute taking part in the control of the Fund's business under applicable Delaware law, there is no specific statutory or other authority for the existence or exercise of some or all of these powers in some other jurisdictions. To the extent that the Fund is subject to the jurisdiction of courts in jurisdictions other than the State of Delaware, it is possible that these courts may not apply Delaware law to the question of the limited liability of Limited Partners.

          Under Delaware law and the Partnership Agreement, each Limited Partner may be liable up to the amount of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Limited Partner may be obligated to return to the Fund amounts distributed to him in accordance with the Partnership Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund's assets.

VOTING RIGHTS
-------------

          Each Limited Partner will have the right to cast such number of votes as is equal to the value of such Partner's respective capital account at any meeting of Limited Partners called by the Manager, the Individual General Partners or by Partners holding 25% or more of the total number of votes eligible to be cast by all Limited Partners. Limited Partners will be entitled to vote only on certain matters as specified in the Partnership Agreement, including the following matters on which shareholders of a registered investment company organized as a corporation would be entitled to vote: the election of Individual General Partners (to the extent required by the 1940 Act); the approval of any new investment management or investment advisory agreement; and the approval of the Partnership's auditors (to the extent required by the 1940
Act). There are no cumulative voting rights. Except for the exercise of their voting rights, Limited Partners will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

          The Fund is not required, and therefore does not intend to, hold annual meetings of Partners. However, special meetings of Partners at which Limited Partners will have the right to vote on matters coming before the meeting will be held as may be required by the Partnership Agreement or applicable law, or as may be determined by the Individual General Partners.

DUTY OF CARE OF GENERAL PARTNERS
--------------------------------

          The Partnership Agreement provides that a General Partner shall not be liable to the Fund or to any of the Partners for any loss or damage occasioned by any act or omission in the performance of such General Partner's services as a General Partner, unless it is determined by a final judicial decision on the merits from which there is no further right of appeal that such loss or damage is due to an act or omission of such General Partner constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such General Partner's office. The Partnership Agreement also contains provisions for the indemnification, to the extent permitted by law, of a General Partner by the Fund (but not by the Limited Partners individually) against any loss, claim damages, liability, cost and expense for which such General Partner may be liable as a General Partner which arise in connection with the performance of such General Partner's activities on behalf of the Fund. General Partners shall not be personally liable to any Limited Partner for the repayment of any positive balance in such Limited Partner's capital account or for contributions by such Limited Partner to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Partnership Agreement shall not be construed so as to provide for indemnification of a General Partner for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Partnership Agreement to the fullest extent permitted by law.

AMENDMENT OF THE PARTNERSHIP AGREEMENT
--------------------------------------

          The Partnership Agreement may be amended with the approval of (i) the Individual General Partners (including the vote of a majority of the Independent General Partners, if required by the 1940 Act), (ii) the Manager and (iii) the holders of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund. Certain amendments involving capital accounts and allocations thereto may not be made without the consent of any Partner adversely affected thereby or unless each Limited Partner has received notice of such amendment and any Limited Partner objecting to such amendment has been allowed a reasonable opportunity to tender his entire interest for repurchase by the Fund. However, the Manager may at any time, without the consent of the other Partners, amend the Partnership Agreement to (i) reflect any change in the Partners or their respective capital contributions, (ii) restate the Partnership Agreement,
(iii) effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision of the Partnership Agreement inconsistent with any other provision of the Partnership Agreement, provided that any such action does not adversely affect the rights of any Partner in any material respect, or (iv) make such changes as may be necessary to assure the Fund's continuing eligibility for Federal income tax purposes as a partnership not treated as a corporation under Section 7704(a) of the Code, subject to the requirement that any amendment of the Partnership Agreement made pursuant to items (iii) or (iv) above shall be valid only if approved by the Individual General Partners (including the vote of a majority of the Independent General Partners, if required by the 1940 Act).

POWER OF ATTORNEY
-----------------

          By subscribing for an Interest, each Limited Partner will appoint the Manager his attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited partnership under Delaware law or signing all instruments effecting authorized changes in the Fund or the Partnership Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

          The power-of-attorney granted as part of each Limited Partner's Subscription Documents is a special power-of-attorney and is coupled with an interest in favor of the Manager and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Limited Partner granting such power-of-attorney, and shall survive the delivery of a transfer by a Limited Partner of the whole or any portion of such Partner's interest, except that where the transferee thereof has been approved by the Individual General Partners for admission to the Fund as a substituted Limited Partner, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Manager or Individual General Partners to execute, acknowledge and file any instrument necessary to effect such substitution.

TERM, DISSOLUTION AND LIQUIDATION
---------------------------------

     The Fund shall be dissolved:

          . upon the affirmative vote to dissolve the Fund by both (1) the Individual General Partners and (2) Limited Partners holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Limited Partners;

          . upon either of (1) an election by the Manager to dissolve the Fund or (2) the termination of the Manager's status as such, unless as to either event both (A) the Individual General Partners, and (B) Limited Partners holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Limited Partners shall elect within 60 days after such event to continue the business of the Fund, and a person has been admitted to the Fund as a successor to the Manager;

          . on [February 26, 1999], unless both (i) the Individual General Partners, and (ii) a majority of the outstanding voting securities of the Fund, shall elect within 60 days of such date to continue the business of the Fund;

          .  upon the failure of Limited Partners to elect successor Individual
               General Partners at a meeting called by the Manager when no Individual General Partner remains to continue the business of the Fund; or

          .  as required by operation of law.

          Upon the occurrence of any event of dissolution, the General Partners (or a liquidator, if the General Partners are unable to perform this function) are charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Allocations -- Net Profits and Net Loss."

          Upon the liquidation of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund (other than debts to Partners) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Partners, and (3) finally to the Partners proportionately in accordance with the balances in their respective capital accounts after giving effect to all allocations to be made to such Partners' capital accounts for the fiscal period ending on the date of such distributions. Assets may be distributed in kind on a pro rata basis if the General Partners or liquidator determines that such a distribution would be in the interests of the Partners in facilitating an orderly liquidation.

                            ADDITIONAL INFORMATION

CONTROL PERSON
--------------

          As of the date of this Prospectus, all of the outstanding Interests were owned by Mr. Norris Nissim, in his capacity as the Fund's organizational Limited Partner.

REPORTS TO PARTNERS
-------------------

          The Fund will furnish to Limited Partners as soon as practicable after the end of each taxable year such information as is necessary for such Partners to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to Limited Partners a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Limited Partners will also be sent monthly reports regarding the Fund's investment performance.

FISCAL YEAR
-----------

          The Fund's fiscal year is the twelve month period ending on December
31. The first fiscal year of the Fund will commence on the Closing Date and will end on December 31, 1997.

CUSTODIAN
---------

     [                   ], [address], serves as custodian of the Fund's assets
and may maintain custody of the Fund's assets with subcustodians, securities depositories and clearing agencies), approved by the Individual General Partners of the Fund in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder.

ACCOUNTANTS AND LEGAL COUNSEL

          The Individual General Partners have selected [              ]
[address] as the independent public accountants of the Fund. The Statement of Assets and Liabilities of the Fund at __________________, 1997, appearing in this Prospectus, has been audited by [ ], as set forth in their report thereon appearing elsewhere herein, and is included in reliance on such report and upon the authority of such firm as experts in auditing and accounting.

          Schulte Roth & Zabel LLP, New York, New York, acts as legal counsel to the Fund and also acts as legal counsel to the Adviser and its affiliates with
respect to certain matters. [[                  ], [address], acts as legal
counsel to the Independent General Partners.]

INQUIRIES AND FURTHER INFORMATION

          Inquiries concerning the Fund and Interests (including information concerning subscription and withdrawal procedures) should be directed to:

               [Name]
               [Address]
               Telephone:
               Telecopier:

          Further information concerning the Fund and Interests is contained in the Registration Statement, of which this Prospectus constitutes a part, which is on file with the Securities and Exchange Commission.

                                 *  *  *  *  *

          All potential investors in the Fund are encouraged to consult appropriate legal and tax counsel.

================================================================================

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL. THE DELIVERY OF THIS PROSPECTUS AT ANY TIME DOES NOT IMPLY THAT INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

                               _________________



                               TABLE OF CONTENTS

                                             Page
                                             ----
Summary of Fees and Expenses............        4
Prospectus Summary......................        5
The Fund................................       15
Investment Objective and Policies.......       15
Investment Restrictions.................       20
Risk Considerations.....................       21
Brokerage Transactions..................       24
Subscriptions for Interests.............       26
Redemption and Transfer of Interests....       28
Distributions to Limited Partners.......       30
Management of the Fund..................       30
Fees and Expenses.......................       33
Capital Accounts and Allocations........       34
Taxation................................       37
ERISA Considerations....................       48
Summary of Partnership Agreement........       50
Additional Information..................       53
Limited Partnership Agreement...........Exhibit A
Subscription Agreement..................Exhibit B




================================================================================



                              $25,000,000 LIMITED
                               PARTNER INTERESTS



                               _________________

                                   PROSPECTUS
                               _________________





                       LEVCO ZERO COUPON/PUT FUND I, L.P.
                             (September 30, 1998
                               Redemption Date)

                         ______________________________



                              __________ __, 1997



                             LEVCO SECURITIES, INC.
                                  Distributor


================================================================================

                                   FORM N-2

                      LEVCO ZERO COUPON/PUT FUND I, L.P.

                          PART C - OTHER INFORMATION

     ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (1)  Financial Statements:

               Statement of Assets and Liabilities.*

          (2)  Exhibits:

               (a)  (1) Certificate of Limited Partnership.
                    (2) Limited Partnership Agreement.
               (b)  Not Applicable.
               (c)  Not Applicable.
               (d)  See Item 24(2)(a)(2).
               (e)  Not Applicable.
               (f)  Not Applicable.
               (g)  See Item 24(2)(a)(2).
               (h)  (1) Distribution Agreement.*
                    (2) Investment Management Agreement.*
               (i)  Not Applicable.
               (j)  Custody Agreement.*
               (k)  Not Applicable.
               (l)  Opinion of Counsel and Consent.*
               (m)  Not Applicable.
               (n)  Auditor's Consent.*
               (o)  Not Applicable.
               (p)  Agreement regarding initial capital.*
               (q)  Not Applicable.
               (r)  Not Applicable.

     ITEM 25.  MARKETING ARRANGEMENTS

          Not Applicable.

-------------------
*   To be filed by pre-effective amendment.

     ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

               Blue Sky Fees and Expenses (including fees
                 of counsel)................................
               Transfer Agent fees..........................
               Accounting fees and expenses.................
               Legal fees and expenses......................
               Printing and engraving.......................
               Miscellaneous................................      ____________
                                                                  $
                                                                  ============
     ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     After completion of the offering of interests, Registrant expects that no person will be directly or indirectly under common control with Registrant, except that Registrant may be deemed to be controlled by LEVCO GP, Inc., a general partner of the Registrant, which, in turn, is controlled by John A. Levin & Co., Inc., the Registrant's investment adviser. John A. Levin & Co., Inc. is an indirect, wholly-owned subsidiary of Baker, Fentress & Company, a registered investment company. Information regarding Baker, Fentress & Company is set forth in its registration statement on file with the Commission (files No. 33-66662 and 811-2144). Information regarding the ownership of John A. Levin & Co., Inc. is set forth in its Form ADV, as filed with the Commission (File No. 801-52602).

     ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

Title of Class                   Number of Record Holders
--------------                   ------------------------
Limited Partnership Interests    1

     ITEM 29.  INDEMNIFICATION

     Reference is made to Section 3.9 of Registrant's Limited Partnership Agreement (the "Partnership Agreement") filed as Exhibit 2(a)(2) hereto. Registrant hereby undertakes that it will apply the indemnification provision of the Partnership Agreement in a manner consistent with Rule 461(c) and Rule 484 of the Securities Act of 1933 and with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with LEVCO GP, Inc., Registrant's Independent General Partners and other registered investment management companies managed by the LEVCO GP, Inc., or its affiliates, maintains insurance on behalf of any person who is or was an Independent General Partner, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as an Independent General Partner, director, officer employee or agent of another managed investment company, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. However, in no event will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to Registrant's Individual General Partners, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by an Individual General Partner, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Individual General Partner, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     John A. Levin, the President of John A. Levin & Co., Inc., serves as a director of the following investment companies: Morgan Stanley Africa Investment Fund, Inc.; Morgan Stanley Asia-Pacific Fund, Inc.; Morgan Stanley Emerging Markets Fund, Inc.; Morgan Stanley Emerging Markets Debt Fund, Inc.; Morgan Stanley Global Opportunity Bond Fund, Inc.; The Morgan Stanley High Yield Fund, Inc.; and The Morgan Stanley India Investment Fund, Inc.

     In addition, a description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of Registrant, and each director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Registrant's Prospectus in the section entitled "MANAGEMENT OF THE FUND." Information as to the directors and officers of John A. Levin & Co., Inc. is included in its Form ADV as filed with the Commission (File No. 801-52602), and is incorporated herein by reference.

     ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     The required books and records of the Registrant are maintained by John A. Levin & Co., Inc., One Rockefeller Plaza, 25th Floor, New York, New York 10020.

     ITEM 32.  MANAGEMENT SERVICES

     Not applicable.

     ITEM 33.  UNDERTAKINGS

     Registrant undertakes to suspend the offering of shares until the Prospectus is amended if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

                                    FORM N-2

                       LEVCO ZERO COUPON/PUT FUND I, L.P.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 21st day of February, 1997.

                                       LEVCO ZERO COUPON/PUT FUND I, L.P.

                                       By:  LEVCO GP, INC.
                                            General Partner

                                       By:  /s/ John A. Levin
                                            -------------------------------
                                            John A. Levin
                                            President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

 Signature                       Title                         Date
 ---------                       -----                         ----

/s/ John A. Levin        Individual General Partner
/s/ Glenn A. Aigen       Chief Financial Officer of
                         the Corporate General Partner

                                    FORM N-2

                       LEVCO ZERO COUPON/PUT FUND I, L.P.

                                 EXHIBIT INDEX

EXHIBIT NUMBER       DOCUMENT DESCRIPTION


               (a)  (1)  Certificate of Limited Partnership.
                    (2) Limited Partnership Agreement.